Universal Annuity

PROSPECTUS

This prospectus describes Universal Annuity, a flexible premium variable annuity Contract (the “Contract”) issued by The Travelers Insurance Company (the “Company, “our” “us” or “we”).

The Contract’s value will vary daily to reflect the investment experience of the funding options (referred to as “subaccounts” in your contract) you select and the interest credited to the Fixed (Flexible Annuity) Account. The variable funding options (sometimes called “subaccounts”) are:

Managed Separate Accounts

Travelers Growth and Income Stock Account	(“Account GIS”)
Travelers Money Market Account	(“Account MM”)
Travelers Quality Bond Account	(“Account QB”)
Travelers Timed Aggressive Stock Account	(“Account TAS”)
Travelers Timed Growth and Income Stock Account	(“Account TGIS”)
Travelers Timed Short-Term Bond Account	(“Account TSB”)

Travelers Fund U For Variable Annuities

Capital Appreciation Fund	Salomon Brothers Variable Series Fund Inc.
Dreyfus Stock Index Fund	Capital Fund — Class I
High Yield Bond Trust	Investors Fund — Class I
Managed Assets Trust	Small Cap Growth Fund — Class I
Alliance Variable Products Series Fund, Inc.	Travelers Series Trust
Premier Growth Portfolio — Class B	Disciplined Mid Cap Stock Portfolio
CitiStreet Funds, Inc.	MFS Mid Cap Growth Portfolio
CitiStreet Diversified Bond Fund – Class I	Social Awareness Stock Portfolio
CitiStreet International Stock Fund – Class I	U.S. Government Securities Portfolio
CitiStreet Large Company Stock Fund – Class I	Utilities Portfolio
CitiStreet Small Company Stock Fund – Class I	Travelers Series Fund Inc.
Dreyfus Variable Investment Fund	Alliance Growth Portfolio
Small Cap Portfolio — Initial Shares	MFS Total Return Portfolio
Franklin Templeton Variable Insurance	Smith Barney Aggressive Growth Portfolio
Products Trust	Smith Barney Large Capitalization Growth
Franklin Small Cap Fund — Class 2	Portfolio
Templeton Global Asset Allocation Fund — Class 1	Variable Insurance Products Fund (Fidelity)
Templeton Growth Securities Fund — Class 1	Equity - Income Portfolio — Initial Class
Greenwich Street Series Fund	Growth Portfolio — Initial Class
Appreciation Portfolio	High Income Portfolio — Initial Class
Fundamental Value Portfolio	Variable Insurance Products Fund II (Fidelity)
Janus Aspen Series	Asset Manager Portfolio — Initial Class
International Growth Portfolio — Service Shares	Variable Insurance Products Fund III (Fidelity)
Putnam Variable Trust	Mid Cap Portfolio — Service Class 2
Putnam VT International Growth Fund — Class IB
Shares
Putnam VT Small Cap Value Fund — Class IB Shares

The Contract, certain contract features and/or some of the funding options may not be available in all states. The current prospectuses for the underlying funds that support the variable funding options must accompany this prospectus. Read and retain them for future reference.

This prospectus provides the information that you should know before investing in the Contract. You can receive additional information about your Contract by requesting a copy of the Statement of Additional Information (“SAI”) dated May 1, 2002. We filed the SAI with the Securities and Exchange Commission (“SEC”), and it is incorporated by reference into this prospectus. To request a copy, write to The Travelers Insurance Company, Annuity Investor Services, One Tower Square, Hartford, Connecticut 06183, call 1-800-842-9406 or access the SEC’s website (http://www.sec.gov). See Appendix C for the SAI’s table of contents.

Neither the Securities and Exchange Commission nor any state securities commission has approved or disapproved these securities or the adequacy of this prospectus. Any representation to the contrary is a criminal offense.

Variable annuity contracts are not deposits of any bank, and are not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency.

Prospectus dated May 1, 2002

TABLE OF CONTENTS

Index of Special Terms	2	Income Options	31
Summary	3	Miscellaneous Contract Provisions	31
Fee Table	6	Right to Return	31
Condensed Financial Information	12	Termination of Individual Contract	32
The Annuity Contract	12	Termination of Group Contract or Account	32
Contract Owner Inquiries	12	Distribution from One Account to Another	33
Purchase Payments	12	Required Reports	33
Accumulation Units	12	Change of Contract	33
The Variable Funding Options	13	Assignment	33
The Fixed Account	17	Suspension of Payments	34
Charges and Deductions	17	Other Information	34
General	17	The Insurance Company	34
Withdrawal Charge	18	Financial Statements	34
Free Withdrawal Allowance	19	Distribution of Variable Annuity Contracts	34
Administrative Charge	19	Conformity with State and Federal Laws	34
Mortality and Expense Risk Charge	19	Voting Rights	34
Variable Funding Option Expenses	19	Legal Proceedings and Opinions	35
Premium Tax	20	The Separate Accounts	36
Charges in Taxes Based Upon Premium or Value	20	Performance Information	36
Tactical Asset Allocation Services Fees	20	Federal Tax Considerations	37
Managed Separate Account: Management and Fees	20	General Taxation of Annuities	37
Transfers	21	Types of Contracts: Qualified or Nonqualified	37
Dollar-Cost Averaging	22	Nonqualified Annuity Contracts	38
Asset Allocation Advice	23	Qualified Annuity Contracts	38
Tactical Asset Allocation Services	23	Penalty Tax for Premature Distributions	39
Tactical Asset Allocation Risks	23	Diversification Requirements	39
Access to your Money	24	Ownership of the Investments	39
Systematic Withdrawals	24	Mandatory Distributions for Qualified Plans	39
Ownership Provisions	24	Taxation of Death Benefit Proceeds	39
Types of Ownership	24	Managed Separate Accounts	40
Contract Owner	24	The Travelers Growth and Income Stock
Beneficiary	25	Account.	40
Annuitant	25	The Travelers Quality Bond Account	42
Death Benefit	26	The Travelers Money Market Account	44
Death Proceeds Before the Maturity Date	26	The Travelers Timed Growth and
Payment of Proceeds	26	Income Stock Account	46
Death Proceeds after the Maturity Date	28	The Travelers Timed Short-Term Bond Account	47
The Annuity Period	28	The Travelers Timed Aggressive Stock Account	49
Maturity Date	28	Investments at a Glance	50
Allocation of Annuity	29	Appendix A (Condensed Financial Information)	A-1
Variable Annuity	29	Appendix B (The Fixed Account)	B-1
Fixed Annuity	29	Appendix C (Contents of Statement of
Payment Options	30	Additional Information)	C-1
Election of Options	30
Annuity Options	30

INDEX OF SPECIAL TERMS

The following terms are italicized throughout the prospectus. Refer to the page listed for an explanation of each term.

Accumulation Unit	12	Contract Year	12
Accumulation Period	12	Fixed Account	B-1
Annuitant	25	Managed Separate Account	34
Annuity Payments	28	Maturity Date	28
Annuity Unit	12	Net Investment Rate	29
Cash Surrender Value	24	Purchase Payment	12
Contingent Annuitant	25	Underlying Fund	13
Contract Date	12	Variable Funding Options	13
Contract Owner	24	Written Request	12
Contract Value	12

Summary:

Travelers Universal Annuity

This summary details some of the more important points that you should know and consider before purchasing the Contract. Please read the entire prospectus carefully.

Can you give me a general description of the Contract? We designed the Contract for retirement savings or other long-term investment purposes. The Contract provides a death benefit as well as guaranteed payout options. You direct your payment(s) to one or more of the variable funding options and/or to the Fixed Account, sometimes called The Flexible Annuity Account, that is part of our general account (the “Fixed Account”). We guarantee money directed to the Fixed Account as to principal and interest. The variable funding options are designed to produce a higher rate of return than the Fixed Account; however, this is not guaranteed. You can also lose money in the variable funding options.

The Contract, like all deferred variable annuity contracts, has two phases: the accumulation phase and the payout phase (annuity period). During the accumulation phase generally, under a qualified contract, your pre-tax contributions accumulate on a tax-deferred basis and are taxed as income when you make a withdrawal, presumably when you are in a lower tax bracket. During the accumulation phase, under a nonqualified contract, earnings on your after-tax contributions accumulate on a tax-deferred basis and are taxed as income when you make a withdrawal. The payout phase occurs when you begin receiving payments from your Contract. The amount of money you accumulate in your Contract determines the amount of income (annuity payments) you receive during the payout phase.

During the payout phase, you may choose one of a number of annuity or income options. You may receive annuity or income payments from the variable funding options and/or the Fixed Account. If you elect variable income or annuity payments, the dollar amount of your payments may increase or decrease. Once you choose one of the annuity options or income options and begin to receive payments, it cannot be changed.

Who should purchase this Contract? The Contract is currently available for use in connection with (1) individual nonqualified purchases; (2) rollovers from Individual Retirement Annuities (IRAs); (3) rollovers from other qualified retirement plans and (4) beneficiary-directed transfers of death proceeds from another contract. Qualified contracts include contracts qualifying under Section 401(a), 403(b), or 408(b) of the Internal Revenue Code of 1986, as amended. Purchase of this Contract through a tax qualified retirement plan (“Plan”) does not provide any additional tax deferral benefits beyond those provided by the Plan. Accordingly, if you are purchasing this Contract through a Plan, you should consider purchasing this Contract for its Death Benefit, Annuity Option Benefits, and other non-tax-related benefits.

You may purchase a qualified Contract with an initial payment of at least $20, except in the case of an IRA, for which the minimum initial payment is $1,000. Under a qualified Contract, you may make additional payments of at least $20. For nonqualified Contracts, the minimum initial purchase payment is $1,000, and $100 thereafter. No additional payments are allowed if the Contract is purchased with a beneficiary-directed transfer of death proceeds.

Who is the Contract issued to? If you purchase an individual Contract, you are the contract owner. If a group “allocated” contract is purchased, we issue certificates to the individual participants. Where we refer to “you,” we are referring to the individual contract owner, or to the group participant, as applicable. For convenience, we refer to both contracts and certificates as “Contracts.”

We issue group contracts in connection with retirement plans. Depending on your retirement plan provisions, certain features and/or funding options described in this prospectus may not be available to you (for example, dollar-cost averaging, (the CHART program, etc.). Your retirement plan provisions supercede the prospectus. If you have any questions about your specific retirement plan, contact your plan administrators.

Is there a right to return period? If you cancel the Contract within ten days after you receive it, you will receive a full refund of your contract value plus any Contract charges and premium taxes you paid (but not fees and charges assessed by the underlying funds). Where state law requires a longer right to return period, or the return of purchase payments, the Company will comply. You bear the investment risk on the purchase payment allocated to a variable funding option during the right to return period; therefore, the contract value we return may be greater or less than your purchase payment.

If you purchased your Contract as an Individual Retirement Annuity, and you return it within the first seven days after delivery, we will refund your full purchase payment. During the remainder of the right to return period, we will refund your contract value (including charges we assessed). We will determine your contract value at the close of business on the day we receive a written request for a refund.

Can you give a general description of the variable funding options and how they operate? Through its subaccounts, the Separate Account uses your purchase payments to purchase units, at your direction, of one or more of the variable funding options. In turn, each variable funding option invests in an underlying mutual fund (“underlying fund”) that holds securities consistent with its own investment policy. Depending on market conditions, you may make or lose money in any of these variable funding options.

You can transfer among the variable funding options as frequently as you wish without any current tax implications. Currently there is no limit to the number of transfers allowed. We may, in the future, limit the number of transfers allowed. At a minimum, we would always allow one transfer every six months. We reserve the right to restrict transfers that we determine will disadvantage other contract owners. Please refer to Appendix B for possible restrictions between the Fixed Account and the variable funding options.

What expenses will be assessed under the Contract? The Contract has insurance features and investment features, and there are costs related to each. We deduct a mortality and expense (M&E) charge daily from the amounts you allocate to the Separate Account. We deduct the M&E at an annual rate of 1.25%. We also deduct a semiannual contract administrative charge of $15. Each underlying fund also charges for management costs, any applicable asset allocation fee and other expenses.

If you withdraw amounts from the Contract, we may deduct a withdrawal charge. The charge equals 5% of each purchase payment if withdrawn within 5 years of the payment date.

If the Variable Liquidity Benefit is selected, there is a maximum surrender charge of 5% of the amounts withdrawn. Please refer to “The Annuity Period” for a description of this benefit.

How will my purchase payments and withdrawals be taxed? Generally, the payments you make to a qualified Contract during the accumulation phase are made with before-tax dollars. Generally, you will be taxed on your purchase payments and on any earnings when you make a withdrawal or begin receiving annuity payments. Under a nonqualified Contract, payments to the Contract are made with after-tax dollars, and earnings will generally accumulate tax-deferred. You will be taxed on these earnings when they are withdrawn from the Contract. If you are younger than 591/2 when you take money out, you may be charged a 10% federal penalty tax on the amount withdrawn.

For owners of qualified Contracts, if you reach a certain age, you may be required by federal tax laws to begin receiving payments from your annuity or risk paying a penalty tax. In those cases, we can calculate and pay you the minimum required distribution amounts.

How may I access my money? You can take withdrawals any time during the accumulation phase. Withdrawal charges, income taxes, and/or a penalty tax may apply to taxable amounts withdrawn.

What is the death benefit under the Contract? The death benefit applies upon the first death of the contract owner, joint owner, or annuitant. Assuming you are the annuitant, the death benefit is as follows: If you die before the Contract is in the payout phase, the person you have chosen as your beneficiary will receive a death benefit. We calculate the death benefit value at the close of the business day on which our Home Office receives (1) due proof of death and (2) written payment instructions or the election of beneficiary contract continuance. Please refer to the Death Benefit section in the prospectus for more details.

Where may I find out more about accumulation unit values? The Condensed Financial Information in Appendix A to this prospectus provides more information about accumulation unit values.

Are there any additional features? This Contract has other features you may be interested in. These include:

    Dollar Cost Averaging. This is a program that allows you to invest a fixed amount of money in variable funding options each month, theoretically giving you a lower average cost per unit over time than a single one-time purchase. Dollar Cost Averaging requires regular investments regardless of fluctuating price levels, and does not guarantee profits or prevent losses in a declining market. Potential investors should consider their financial ability to continue purchases through periods of low price levels.

    Tactical Asset Allocation Program. If allowed, you may elect to enter into a separate Tactical Asset Allocation services agreement with registered investment advisers who provide Tactical Asset Allocation services. These agreements permit the registered investment advisers to act on your behalf by transferring all or a portion of the cash value from one Market Timed Account to another. The registered investment advisers can transfer funds only from one Market Timed Account to another Market Timed Account. Purchase payments are allocated to the following funding options when you participate in the Tactical Asset Allocation Program: Travelers Timed Growth and Income Stock Account; Travelers Timed Short-Term Bond Account and Travelers Timed Aggressive Stock Account. The Tactical Asset Allocation Program and applicable fees are fully described in a separate Disclosure Statement.
    Asset Allocation Advice. If allowed, you may elect to enter into a separate advisory agreement with CitiStreet Financial Services LLC. (“CFS”), an affiliate of the Company, for the purpose of receiving asset allocation advice under CFS’s CHART Program. The CHART Program allocates all purchase payments among the CitiStreet Funds. The CHART Program and applicable fees are fully described in a separate disclosure statement.
    Beneficiary Contract Continuance (Not permitted for non-natural beneficiaries). If you die before the maturity date, and if the value of any beneficiary's portion of the death benefit is between $20,000 and $1,000,000 as of the date of your death, that beneficiary(s) may elect to continue his/her portion of the Contract rather than have the death benefit paid to the beneficiary.

FEE TABLE

Accounts GIS, QB, MM, TGIS, TSB and TAS

Fund U and its Underlying Funds

The purpose of this Fee Table is to assist contract owners in understanding the various costs and expenses that you will bear, directly or indirectly, if you purchase this Contract. See “Charges and Deductions” in this prospectus for additional information. Expenses shown do not include premium taxes, which may be applicable. Each variable funding option purchases shares of the underlying fund at net asset value. The net asset value already reflects the deduction of each underlying fund’s Total Operating Expenses as shown in the table below; therefore, you are indirectly bearing the costs of underlying fund expenses.

We receive payments from some of the underlying funds or their affiliates for providing administrative or other services for a fund. These payments vary in amount and currently we receive payments at an annual rate of up to 0.50% of the average net amount invested in an underlying fund on behalf of Travelers’ Separate Accounts. These payments by the funds do not result in any charge to you in addition to the Total Annual Operating Expenses disclosed below for each fund.

The amounts shown in the table are based on historical fund expenses, as a percentage of each fund’s average daily net assets as of December 31, 2001 (unless otherwise indicated). This information was provided by the funds and we have not independently verified it. More detail concerning each fund’s fees and expenses is contained in the prospectus for each underlying fund.

Transaction Expenses

Contingent Deferred Sales Charge
(as a percentage of purchase payments withdrawn)
If withdrawn within 5 years after the purchase payment is made	5.00%
If withdrawn 5 or more years after the purchase payment is made	0%

  During the annuity period, if you have elected the Variable Liquidity Benefit, a surrender charge of up to 5% of the amount withdrawn will be assessed. See “Variable Liquidity Benefit.”

Annual Separate Account Charges

Mortality and Expense Risk Charge
(as a percentage of average net assets of Managed Separate Accounts and Fund U)	1.25%

Other Annual Charges

Semiannual Contract Administrative Charge	$15

Variable Funding Option Expenses:

(as a percentage of average daily net assets of the funding option as of December 31, 2001, unless otherwise noted)

Each CitiStreet Funds, Inc. fund is shown twice, once with the CHART fee of 1.25% and once without.

Investment Alternative	Management Fee	Market Timing Fee	Annual Expenses

MANAGED SEPARATE ACCOUNTS
Travelers Growth and Income Stock Account for Variable Annuities (GIS)	0.63%	—	0.63%
Travelers Money Market Account for Variable Annuities (MM)	0.32%	—	0.32%
Travelers Quality Bond Account for Variable Annuities (QB)	0.32%	—	0.32%
Travelers Timed Aggressive Stock Account for Variable Annuities (TAS)	0.35%	1.25%	1.60%
Travelers Timed Growth and Income Stock Account for Variable Annuities (TGIS)	0.32%	1.25%	1.57%
Travelers Timed Short-Term Bond Account for Variable Annuities (TSB)	0.32%	1.25%	1.57%
Fund U Funding Options:	Management Fee (after expense reimbursement)	Distribution and/or Service Expenses (12b-1 Fees)	Other Expenses (after expense reimbursement)	Total Annual Operating Expenses (after expense reimbursement)

Capital Appreciation Fund	0.75%	—	0.09%	0.84%
Dreyfus Stock Index Fund	0.25%	—	0.01%	0.26%(1)
High Yield Bond Trust	0.50%	—	0.23%	0.73%
Managed Assets Trust	0.50%	—	0.09%	0.59%
Alliance Variable Product Series Fund, Inc.
Premier Growth Portfolio - Class B*	1.00%	0.25%	0.04%	1.29%
CitiStreet Funds, Inc.
CitiStreet Diversified Bond Fund — Class I	0.45%	—	0.20%	0.65%
CitiStreet International Stock Fund — Class I	0.67%	—	0.19%	0.86%
CitiStreet Large Company Stock Fund — Class I	0.57%	—	0.12%	0.69%
CitiStreet Small Company Stock Fund — Class I	0.57%	—	0.20%	0.77%
CitiStreet Funds, Inc.** (Including Chart Fee)
CitiStreet Diversified Bond Fund — Class I	0.45%	—	1.45%	1.90%
CitiStreet International Stock Fund — Class I	0.67%	—	1.44%	2.11%
CitiStreet Large Company Stock Fund — Class I	0.57%	—	1.37%	1.94%
CitiStreet Small Company Stock Fund — Class I	0.57%	—	1.45%	2.02%
Dreyfus Variable Investment Fund
Small Cap Portfolio - Initial Shares	0.75%	—	0.04%	0.79%(1)
Franklin Templeton Variable Insurance Products Trust
Franklin Small Cap Fund — Class 2*	0.45%	0.25%	0.31%	1.01%(2)
Templeton Global Asset Allocation Fund — Class 1	0.61%	—	0.20%	0.81%
Templeton Growth Securities Fund — Class 1	0.80%	—	0.05%	0.85%(3)
Greenwich Street Series Fund
Appreciation Portfolio	0.75%	—	0.02%	0.77%(4)
Fundamental Value Portfolio	0.75%	—	0.02%	0.77%(4)
Janus Aspen Series
International Growth Portfolio — Service Shares*	0.65%	0.25%	0.06%	0.96%

Fund U Funding Options:	Management Fee (after expense reimbursement)	Distribution and/or Service Expenses (12b-1 Fees)	Other Expenses (after expense reimbursement)	Total Annual Operating Expenses (after expense reimbursement)

Putnam Variable Trust
Putnam VT International Growth Fund — Class IB Shares*	0.76%	0.25%	0.18%	1.19%
Putnam VT Small Cap Value Fund — Class IB Shares*	0.80%	0.25%	0.30%	1.35%
Salomon Brothers Variable Series Fund Inc.
Capital Fund — Class I	0.83%	—	0.17%	1.00%(5)
Investors Fund — Class I	0.70%	—	0.12%	0.82%(6)
Small Cap Growth Fund — Class I	0.75%	—	0.72%	1.47%(7)
The Travelers Series Trust
Disciplined Mid Cap Stock Portfolio	0.70%	—	0.13%	0.83%
MFS Mid Cap Growth Portfolio	0.80%	—	0.12%	0.92%
Social Awareness Stock Portfolio	0.61%	—	0.13%	0.74%
U.S. Government Securities Portfolio	0.32%	—	0.13%	0.45%
Utilities Portfolio	0.65%	—	0.16%	0.81%
Travelers Series Fund Inc.
Alliance Growth Portfolio	0.80%	—	0.02%	0.82%(9)
MFS Total Return Portfolio	0.80%	—	0.03%	0.83%(9)
Salomon Brothers Global High Yield Bond Portfolio† **	0.80%	—	0.43%	1.23%(8)
Smith Barney Aggressive Growth Portfolio	0.80%	—	0.04%	0.84%(9)
Smith Barney International All Cap Growth Portfolio†	0.90%	__	0.10%	1.00%(9)
Smith Barney Large Cap Value Portfolio†	0.65%	__	0.02%	0.67%(9)
Smith Barney Large Capitalization Growth Portfolio	0.75%	—	0.03%	0.78%(9)
Variable Insurance Products Fund
Equity-Income Portfolio — Initial Class	0.48%	—	0.09%	0.57%(10)
Growth Portfolio — Initial Class	0.58%	—	0.07%	0.65%(11)
High Income Portfolio — Initial Class	0.58%	—	0.12%	0.70%(12)
Variable Insurance Products Fund II
Asset Manager Portfolio — Initial Class	0.53%	—	0.10%	0.63%(13)
Variable Insurance Products Fund III
Mid Cap Portfolio — Service Class 2*	0.58%	0.25%	0.05%	0.88%(14)

______________

*	The 12b-1 fees deducted from these classes cover certain distribution, shareholder support and administrative services provided by intermediaries (the insurance company, broker dealer or other service provider).

**	On June 7, 2002, the Fund changed its name to Salomon Brothers Strategic Total Return Bond Fund.

†	Closed to new investors.

Notes:

(1)	The expenses shown are for the fiscal year ended December 31, 2001. Current or future expenses may be greater or less than those presented. Please consult the underlying mutual fund prospectus for more complete information.

(2)	The Fund's Class 2 distribution plan or "rule 12b-1 plan" is described in the Fund's prospectus. For the Franklin Small Cap Fund the managers have agreed in advance to make estimated reductions of 0.08% of their fees to reflect reduced services resulting from the Fund's investment in a Franklin Templeton money fund. Those reductions are required by the Fund's Board of Trustees and an order of the Securities and Exchange Commission. Without these reductions, Management Fees, 12b-1 Fees, Other Expenses, and Total Annual Operating Expenses for the Franklin Small Cap Fund — Class 2 would have been 0.53%, 0.25%, 0.31%, and 1.09%, respectively.

(3)	The Fund administration fee is paid indirectly through the Management Fee for Templeton Growth Securities Fund — Class 1.

(4)	Expenses are as of December 31, 2001 (the Fund's fiscal year end). There were no fees waived or expenses reimbursed for these funds in 2001.

(5)	The Manager has waived a portion of its management fees for the year ended December 31, 2001. If such fees were not waived, the actual expenses ratio would have been 1.02%. As a result of a voluntary expense limitation, expense ratios will not exceed 1.00%.

(6)	As a result of a voluntary expense limitation, expense ratios will not exceed 1.00%.

(7)	As a result of a voluntary expense limitation, expense ratios will not exceed 1.50%.

(8)	Expenses are as of October 31, 2001 (the Fund's fiscal year end). There were no fees waived or expenses reimbursed for these funds in 2001. Other Expenses includes interest expense of 0.08%. Not available to new contract holders.

(9)	Expenses are as of October 31, 2001 (the Fund's fiscal year end). There were no fees waived or expenses reimbursed for these funds in 2001.

(10)	A portion of the brokerage commissions that the fund paid was used to reduce the fund's expenses. In addition, through arrangements with the fund's custodian, credits realized as a result of uninvested cash balances are used to reduce a portion of the fund's custodian expenses. These offsets may be discontinued at any time. Without such reductions, Total Annual Operating Expenses for the Fidelity VIP Equity-Income Portfolio - Initial Class would have been 0.58%.

(11)	A portion of the brokerage commissions that the fund paid was used to reduce the fund's expenses. In addition, through arrangements with the fund's custodian, credits realized as a result of uninvested cash balances are used to reduce a portion of the fund's custodian expenses. These offsets may be discontinued at any time. Without such reductions, Total Annual Operating Expenses for the Fidelity VIP Growth Portfolio - Initial Class would have been 0.68%.

(12)	A portion of the brokerage commissions that the fund paid was used to reduce the fund's expenses. In addition, through arrangements with the fund's custodian, credits realized as a result of uninvested cash balances are used to reduce a portion of the fund's custodian expenses. These offsets may be discontinued at any time. Without such reductions, Total Annual Operating Expenses for the Fidelity VIP High Income Portfolio - Initial Class would have been 0.71%.

(13)	A portion of the brokerage commissions that the fund paid was used to reduce the fund's expenses. In addition, through arrangements with the fund's custodian, credits realized as a result of uninvested cash balances are used to reduce a portion of the fund's custodian expenses. These offsets may be discontinued at any time. Without such reductions, Total Annual Operating Expenses for the Fidelity VIP II Asset Manager Portfolio — Initial Class would have been 0.64%.

(14)	A portion of the brokerage commissions that the fund paid was used to reduce the fund's expenses. In addition, through arrangements with the fund's custodian, credits realized as a result of uninvested cash balances are used to reduce a portion of the fund's custodian expenses. These offsets may be discontinued at any time. Without such reductions, Total Annual Operating Expenses for the Fidelity VIP III Mid Cap Portfolio — Service Class 2 would have been 0.94%.

Examples

These examples show what your costs would be under certain hypothetical situations. The examples do not represent past or future expenses. Your actual expenses may be more or less than those shown. We base examples on the annual expenses of the underlying funds for the year ended December 31, 2001, and assume that any fee waivers and expense reimbursements will continue. We cannot guarantee that these fee waivers and expense reimbursements will continue. The example also assumes that the $15 semiannual contract administrative charge as an annual charge of 0.124% of the Separate Account contract value.

You would pay the following expenses on a $1,000 investment, assuming a 5% annual return on assets, and the charges reflected in the expense table above.

	If Contract Is Surrendered At The End Of Period Shown:				If Contract Is not Surrendered Or Annuitized At End Of Period Shown:

Funding Option	1 year	3 years	5years	10 years	1 year	3 years	5 years	10 years

MANAGED SEPARATE ACCOUNTS
Travelers Growth and Income Stock Account for Variable Annuities (GIS)	70	113	158	233	20	63	108	233
Travelers Money Market Account for Variable Annuities (MM)	67	103	142	200	17	53	92	200
Travelers Quality Bond Account for Variable Annuities (QB)	67	103	142	200	17	53	92	200
Travelers Timed Aggressive Stock Account for Variable Annuities (TAS)	80	142	206	329	30	92	156	329
Travelers Timed Growth and Income Stock	80	141	205	327	30	91	155	327
Account for Variable Annuities (TGIS)	64	94	125	165	14	44	75	165
Travelers Timed Short-Term Bond Account for Variable Annuities (TSB)	80	141	205	327	30	91	155	327
Capital Appreciation Fund	72	119	169	255	22	69	119	255
Dreyfus Stock Index Fund	67	102	139	194	17	52	89	194
High Yield Bond Trust	71	116	163	244	21	66	113	244
Managed Assets Trust	70	112	156	229	20	62	106	229
Alliance Variable Product Series Fund, Inc.
Premier Growth Portfolio — Class B	77	133	191	300	27	83	141	300
CitiStreet Funds, Inc.
CitiStreet Diversified Bond Fund —Class I	71	113	159	235	21	63	109	235
CitiStreet International Stock Fund — Class I	73	120	170	257	23	70	120	257
CitiStreet Large Company Stock Fund — Class I	71	115	161	239	21	65	111	239
CitiStreet Small Company Stock Fund — Class I	72	117	165	248	22	67	115	248
CitiStreet Funds, Inc. (Including Chart Fee)
CitiStreet Diversified Bond Fund — Class I	83	151	221	357	33	101	171	357
CitiStreet International Stock Fund — Class I	85	157	231	376	35	107	181	376
CitiStreet Large Company Stock Fund — Class I	83	152	223	361	33	102	173	361
CitiStreet Small Company Stock Fund — Class I	84	154	227	368	34	104	177	368
Dreyfus Variable Investment Fund
Small Cap Portfolio — Initial Shares	72	118	166	250	22	68	116	250

	If Contract Is Surrendered At The End Of Period Shown:				If Contract Is not Surrendered Or Annuitized At End Of Period Shown:

Funding Option	1 year	3 years	5years	10 years	1 year	3 years	5 years	10 years

Franklin Templeton Variable Insurance Products Trust
Franklin Small Cap Fund — Class 2	74	124	177	272	24	74	127	272
Templeton Global Asset Allocation Fund — Class 1	72	118	167	252	22	68	117	252
Templeton Growth Securities Fund — Class 1	73	120	169	256	23	70	119	256
Greenwich Street Series Fund
Appreciation Portfolio	72	117	165	248	22	67	115	248
Fundamental Value Portfolio	72	117	165	248	22	67	115	248
Janus Aspen Series
International Growth Portfolio — Service Shares	74	123	175	267	24	73	125	267
Putnam Variable Trust
Putnam VT International Growth Fund — Class IB Shares	76	130	186	290	26	80	136	290
Putnam VT Small Cap Value Fund — Class IB Shares	78	135	194	305	28	85	144	305
Salomon Brothers Variable Series Fund Inc.
Capital Fund — Class I	74	124	177	271	24	74	127	271
Investors Fund — Class I	72	119	168	253	22	69	118	253
Small Cap Growth Fund — Class I	79	138	200	317	29	88	150	317
The Travelers Series Trust
Disciplined Mid Cap Stock Portfolio	72	119	168	254	22	69	118	254
MFS Mid Cap Growth Portfolio	73	122	173	263	23	72	123	263
Social Awareness Stock Portfolio	71	116	164	245	21	66	114	245
U.S. Government Securities Portfolio	69	107	149	214	19	57	99	214
Utilities Portfolio	72	118	167	252	22	68	117	252
Travelers Series Fund Inc.
Alliance Growth Portfolio	72	119	168	253	22	69	118	253
MFS Total Return Portfolio	72	119	168	254	22	69	118	254
Salomon Brothers Global High Yield Portfolio**†	76	131	188	294	26	81	138	294
Smith Barney Aggressive Growth Portfolio	72	119	169	255	22	69	119	255
Smith Barney International All Cap Growth Portfolio**	74	124	177	271	24	74	127	271
Smith Barney Large Cap Value Portfolio**	71	114	160	237	21	64	110	237
Smith Barney Large Capitalization Growth Portfolio	72	117	166	249	22	67	116	249
Variable Insurance Products Fund
Equity - Income Portfolio — Initial Class	70	111	155	227	20	61	105	227
Growth Portfolio — Initial Class	71	113	159	235	21	63	109	235
High Income Portfolio — Initial Class	71	115	162	240	21	65	112	240
Variable Insurance Products Fund II
Asset Manager Portfolio — Initial Class	70	113	158	233	20	63	108	233
Variable Insurance Products Fund III
Mid Cap Portfolio — Service Class 2	73	120	171	259	23	70	121	259

______________

†	On June 7, 2002, the Fund changed its name to Salomon Brothers Strategic Total Return Bond Fund.

**	Closed to new investors.

CONDENSED FINANCIAL INFORMATION

See Appendix A.

THE ANNUITY CONTRACT

Travelers Universal Annuity is a contract between the contract owner (“you”) and the Company. This is the prospectus - it is not the Contract. The prospectus highlights many contract provisions to focus your attention on the Contract’s essential features. Your rights and obligations under the Contract will be determined by the language of the Contract itself. When you receive your Contract, we suggest you read it promptly and carefully. There may be differences in your Contract because of the requirements of the state where we issued your Contract. We will include any such differences in your Contract.

You make purchase payments to us and we credit them to your Contract. We promise to pay you an income, in the form of annuity or income payments, beginning on a future date that you choose, the maturity date. The purchase payments accumulate tax deferred in the funding options of your choice. We offer multiple variable funding options, and one Fixed Account option. The contract owner assumes the risk of gain or loss according to the performance of the variable funding options. The contract value is the amount of purchase payments, plus or minus any investment experience on the amounts you allocate to the Separate Account (“Separate Account contract value”) or interest on the amounts you allocate to the Fixed Account (“Fixed Account contract value”). The contract value also reflects all withdrawals made and charges deducted. There is generally no guarantee that at the maturity date the contract value will equal or exceed the total purchase payments made under the Contract. The date the Contract and its benefits become effective is referred to as the contract date. Each 12-month period following the contract date is called a contract year.

Certain changes and elections must be made in writing to the Company. Where the term “written request” is used, it means that you must send written information to our Home Office in a form and content satisfactory to us.

Contract Owner Inquiries

Any questions you have about your Contract should be directed to our Home Office at 1-800-842-9406.

Purchase Payments

Your initial purchase payment is due and payable before the Contract becomes effective. Minimum purchase payment amounts are:

    IRAs: $1,000
    Other tax-qualified retirement plans: $20 per participant (subject to plan requirements)
    Nonqualified contracts: $1,000; minimum of $100 for subsequent payment

We will apply the initial purchase payment within two business days after we receive it in good order at our Home Office. We will credit subsequent purchase payments received in good order within one business day, if it us received in good order by our Home Office by 4:00 p.m. Eastern time. No additional payments are allowed if this Contract is purchased with a beneficiary-directed transfer of death benefit proceeds. A business day is any day that the New York Stock Exchange is open for regular trading (except when trading is restricted due to an emergency as defined by the Securities and Exchange Commission).

Where permitted by state law, we reserve the right to restrict purchase payments into the Fixed Account whenever the credited interest rate on the Fixed Account is equal to the minimum guaranteed rate specified under the Contract.

Accumulation Units

The period between the contract date and the maturity date is the accumulation period. During the accumulation period, an accumulation unit is used to calculate the value of a Contract. An accumulation unit works like a share of a mutual fund. Each funding option has a corresponding accumulation unit value. The accumulation units are valued each business day and their values may increase or decrease from day to day. The number of accumulation units we will credit to your Contract once we receive a purchase payment is determined by dividing the amount directed to each funding option by the value of its accumulation unit. We calculate the value of an accumulation unit for each funding option each day the New York Stock Exchange is open. The values are calculated as of 4:00 p.m. Eastern time. After the value is calculated, we credit your Contract. During the annuity period (i.e., after the maturity date), you are credited with annuity units.

The Variable Funding Options

You choose the variable funding options to which you allocate your purchase payments. These variable funding options are subaccounts of the Separate Account. The subaccounts invest in the underlying funds. You are not investing directly in the underlying fund. Each underlying fund is a portfolio of an open-end management investment company that is registered with the SEC under the Investment Company Act of 1940. These underlying funds are not publicly traded and are offered only through variable annuity and variable life insurance products. They are not the same retail mutual funds as those offered outside of a variable annuity or variable life insurance product, although the investment practices and fund names may be similar, and the portfolio managers may be identical. Accordingly, the performance of the retail mutual fund is likely to be different from that of the underlying fund, and contract owners should not compare the two.

You will find detailed information about the funds and their inherent risks in the current fund prospectuses for the underlying funds that must accompany this prospectus. Since each option has varying degrees of risk, please read the prospectuses carefully before investing. There is no assurance that any of the underlying funds will meet its investment objectives. Contact your registered representative or call 1-800-842-9406 to request additional copies of the prospectuses.

If any of the underlying funds become unavailable for allocating purchase payments, or if we believe that further investment in an underlying fund is inappropriate for the purposes of the Contract, we may substitute another funding option. However, we will not make any substitutions without notifying you and obtaining any state and SEC approval, if necessary. From time to time we may make new funding options available.

The current variable funding options are listed below, along with their investment advisers and any subadviser:

Investment Option	Investment Objective	Investment Adviser/Subadviser
MANAGED SEPARATE ACCOUNTS
Travelers Growth and Income Stock Account	Seeks long-term accumulation of principal through capital appreciation and retention of net investment income.	Travelers Asset Management International Corporation (“TAMIC”) Subadviser: The Travelers Investment Management Company (“TIMCO”)
Travelers Money Market Account	Seeks preservation of capital, a high degree of liquidity and the highest possible current income available from certain short-term money market securities.	TAMIC
Travelers Quality Bond Account	Seeks current income, moderate capital volatility and total return.	TAMIC
Travelers Timed Aggressive Stock Account	Seeks growth of capital by investing primarily in a broadly diversified portfolio of common stocks.	TIMCO
Travelers Timed Growth and Income Stock	Seeks long-term accumulation of principal through capital appreciation and retention of net investment income.	TIMCO
Travelers Timed Short-Term Bond Account	Seeks high current income with limited price volatility.	TIMCO
FUND U FUNDING OPTIONS
Capital Appreciation Fund	Seeks growth of capital through the use of common stocks. Income is not an objective. The Fund invests principally in common stocks of small to large companies which are expected to experience wide fluctuations in price both in rising and declining markets.	TAMIC Subadviser: Janus Capital Corp

Investment Option	Investment Objective	Investment Adviser/Subadviser
Dreyfus Stock Index Fund	Seeks to provide investment results that correspond to the price and yield performance of publicly traded common stocks in the aggregate, as represented by the Standard & Poor’s 500 Composite Stock Price Index	Mellon Equity Securites
High Yield Bond Trust	Seeks generous income. The assets of the High Yield Bond Trust will be invested in bonds which, as a class, sell at discounts from par value and are typically high risk securities.	TAMIC
Managed Assets Trust	Seeks high total investment return through a fully managed investment policy in a portfolio of equity, debt and convertible securities.	TAMIC Subadviser: TIMCO
Alliance Variable Product Series Fund, Inc.
Premier Growth Portfolio — Class B	Seeks long-term growth of capital by investing primarily in equity securities of a limited number of large, carefully selected, high quality U.S. companies that are judged likely to achieve superior earning momentum.	Alliance Capital Management (“Alliance”)
CitiStreet Funds, Inc.
CitiStreet Diversified Bond Fund – Class I	Seeks maximum long-term total return (capital appreciation and income) by investing primarily in fixed income securities.	CitiStreet Funds Management, LLC. Subadviser: Western Asset Management Company; Salomon Brothers Asset Management Inc. (“SBAM”); and SSgA Funds Management, Inc. (“SSgA”)
CitiStreet International Stock Fund – Class I	Seeks maximum long-term total return (capital appreciation and income) by investing primarily in common stocks of established non-U.S. companies.	CitiStreet Subadviser: Bank of Ireland Asset Management (U.S.) Limited; Citigroup Asset Management Ltd., and SsgA
CitiStreet Large Company Stock Fund – Class I	Seeks maximum long-term total return (capital appreciation and income) by investing primarily in common stocks of well-established companies.	CitiStreet Subadvisers Wellington Management Company; Smith Barney Fund Management, LLC and SsgA
CitiStreet Small Company Stock Fund – Class I	Seeks maximum long-term total return (capital appreciation and income) by investing primarily in common stocks of small companies.	CitiStreet Subadviser: TCW Investment Management Company; SBAM; and SsgA
Dreyfus Variable Investment Fund
Small Cap Portfolio — Initial Shares †	Seeks to maximize capital appreciation by investing primarily in small-cap companies with total market values of less than $2 billion at the time of purchase.	The Dreyfus Corporation
Franklin Templeton Variable Insurance Products Trust
Franklin Small Cap Fund — Class 2	Seeks long-term capital growth. Under normal market conditions, the Fund will invest at least 80% of its net assets in investments of small capitalization (small cap) companies..	Franklin Advisers, Inc.
Templeton Global Asset Allocation Fund — Class 1	Seeks high total return. Under normal market conditions, the Fund will invest in equity securities of companies in any country, debt securities of companies and governments of any country, and in money market instruments.	Templeton Investment Counsel, Inc.

______________

†	Effective January 2, 2003, the Fund is changing its name to Developing Leaders Portfolio and modifying its investment policies as follows: Seeks to maximize capital appreciation. The Fund normally invests in companies with market capitalization of less than $2 billion at the time of purchase.

Investment Option	Investment Objective	Investment Adviser/Subadviser
Templeton Growth Securities Fund — Class 1	Seeks long-term capital growth. Under normal market condition, the Fund will invest at least 65% of its total assets in the equity security of companies located anywhere in the world, including those in the U.S. and emerging markets.	Templeton Global Advisors Limited
Greenwich Street Series Fund
Appreciation Portfolio	Seeks long term appreciation of capital by investing primarily in equity securities.	Smith Barney Fund Management LLC (“SBFM”)
Fundamental Value Portfolio	Seeks long term capital growth with current income as a secondary objective.	SBFM
Janus Aspen Series
International Growth Portfolio — Service Shares	Invests, under normal circumstances, at least 80% of its net assets in securities of issuers from at least five different countries, excluding the U.S. The portfolio may, at times, invest in U.S. issuers and it may invest all of its assets in fewer than five countries or even a single country.	Janus Capital
Putnam Variable Trust
Putnam VT International Growth Fund — Class IB Shares	Seeks capital appreciation by investing mostly in common stocks of companies outside the United States.	Putnam Investment Management, Inc. (“Putnam”)
Putnam VT Small Cap Value Fund — Class IB Shares	Seeks capital appreciation by investing mainly in common stocks of U.S. companies with a focus on value stocks.	Putnam
Salomon Brothers Variable Series Fund, Inc.
Capital Fund — Class I	Seeks capital appreciation, primarily through investments in common stocks which are believed to have above-average price appreciation potential and which may involve above average risk.	SBAM
Investors Fund — Class I	Seeks long-term growth of capital, and, secondarily, current income, through investments in common stocks of well-known companies.	SBAM
Small Cap Growth Fund — Class I	Seeks long-term growth of capital by investing under normal circumstances at least 80% of its assets in equity securities of companies with market capitalizations similar to that of companies included in the Russell 2000 Growth Index.	SBAM
Travelers Series Fund Inc.
Alliance Growth Portfolio	Seeks long-term growth of capital. Current income is only an incidental consideration. The Portfolio invests predominantly in equity securities of companies with a favorable outlook for earnings and whose rate of growth is expected to exceed that of the U.S. economy over time.	TIA Subadviser: Alliance Capital Management L.P.
MFS Total Return Portfolio	(a balanced portfolio) Seeks to obtain above-average income (compared to a portfolio entirely invested in equity securities) consistent with the prudent employment of capital, and secondarily to provide a reasonable opportunity for growth of capital and income.	TIA Subadviser: Massachusetts Financial Services Company (“MFS”)
Salomon Brothers Strategic Total Return Bond Fund (formerly, Global High Yield Portfolio)*	Seeks total return. The Fund primarily invests in a globally diverse portfolio of fixed-income securities.	TIA Subadviser: SBAM

Investment Option	Investment Objective	Investment Adviser/Subadviser
Smith Barney Aggressive Growth Portfolio	Seeks capital appreciation by investing primarily in common stocks of companies that are experiencing, or have the potential to experience, growth of earnings, or that exceed the average earnings growth rate of companies whose securities are included in the S&P 500.	SBFM
Smith Barney International All Cap Growth Portfolio*	Seeks total return on assets from growth of capital and income by investing at least 65% of its assets in a diversified portfolio of equity securities of established non-U.S. issuers.	SBFM
Smith Barney Large Cap Value Portfolio*	Seeks current income and long-term growth of income and capital by investing primarily, but not exclusively, in common stocks.	SBFM
Smith Barney Large Capitalization Growth Portfolio	Seeks long-term growth of capital by investing in equity securities of companies with large market capitalizations.	SBFM
The Travelers Series Trust
Disciplined Mid Cap Stock Portfolio	Seeks growth of capital by investing primarily in a broadly diversified portfolio of U.S. common stocks.	TAMIC Subadviser: TIMCO
MFS Mid Cap Growth Portfolio	Seeks to obtain long-term growth of capital by investing, under normal market conditions, at least 80% of its assets in equity securities of companies with medium market capitalization which the investment adviser believes have above-average growth potential.	TAMIC Subadviser: MFS
Social Awareness Stock Portfolio	Seeks long-term capital appreciation and retention of net investment income by selecting investments, primarily common stocks, which meet the social criteria established for the Portfolio. Social criteria currently excludes companies that derive a significant portion of their revenues from the production of tobacco, tobacco products, alcohol, or military defense systems, or in the provision of military defense related services or gambling services.	SBFM
U.S. Government Securities Portfolio	Seeks to select investments from the point of view of an investor concerned primarily with the highest credit quality, current income and total return. The assets of the Portfolio will be invested in direct obligations of the United States, its agencies and instrumentalities.	TAMIC
Utilities Portfolio	Seeks to provide current income by investing in equity and debt securities of companies in the utilities industries.	SBFM
Variable Insurance Products Fund
Equity Income Portfolio — Initial Class	Seeks reasonable income by investing primarily in income-producing equity securities; in choosing these securities, the portfolio manager will also consider the potential for capital appreciation.	Fidelity Management & Research Company (“FMR”)
Growth Portfolio — Initial Class	Seeks capital appreciation by purchasing common stocks of well-known, established companies, and small emerging growth companies, although its investments are not restricted to any one type of security. Capital appreciation may also be found in other types of securities, including bonds and preferred stocks.	FMR

Investment Option	Investment Objective	Investment Adviser/Subadviser
High Income Portfolio — Initial Class	Seeks to obtain a high level of current income while also considering growth of capital.	FMR
Variable Insurance Products Fund II
Asset Manager Portfolio — Initial Class	Seeks high total return with reduced risk over the long-term by allocating its assets among stocks, bonds and short-term fixed-income instruments.	FMR
Variable Insurance Products III
Mid Cap Portfolio — Service Class 2	Seeks long-term growth of capital and income by investing primarily in income-producing equity securities, including common stocks and convertible securities.	FMR

*	Closed to new investors.

FIXED ACCOUNT

We offer our Fixed Account as a funding option. Please see Appendix B for more information.

CHARGES AND DEDUCTIONS

General

We deduct the charges described below. The charges are for the service and benefits we provide, costs and expenses we incur, and risks we assume under the Contracts. Services and benefits we provide include:

    the ability for you to make withdrawals and surrenders under the Contracts;
    the death benefit paid on the death of the contract owner, annuitant, or first of the joint owners;
    the available funding options and related programs (including dollar-cost averaging, portfolio rebalancing, and systematic withdrawal programs);
    administration of the annuity options available under the Contracts; and
    the distribution of various reports to contract owners.

Costs and expenses we incur include:

    losses associated with various overhead and other expenses associated with providing the services and benefits provided by the Contracts, sales and marketing expenses including commission payments to your sales agent, and other costs of doing business.

Risks we assume include:

    that annuitants may live longer than estimated when the annuity factors under the Contracts were established;
    that the amount of the death benefit will be greater than the contract value, and that the costs of providing the services and benefits under the Contracts will exceed the charges deducted.

We may also deduct a charge for taxes.

Unless otherwise specified, charges are deducted proportionately from all funding options in which you are invested.

We may reduce or eliminate the withdrawal charge, the administrative charges and/or the mortality and expense risk charge under the Contract when certain sales or administration of the Contract result in savings or reduced expenses and/or risks. For certain trusts, we may change the order in which purchase payments and earnings are withdrawn in order to determine the withdrawal charge. We will not reduce or eliminate the withdrawal charge or the administrative charge where such reduction or elimination would be unfairly discriminatory to any person.

The amount of a charge may not necessarily correspond to the costs associated with providing the services or benefits indicated by the designated charge. For example, the withdrawal charge we collect may not fully cover all of the sales and distribution expenses we actually incur. The amount of any fee or charge is not impacted by an outstanding loan. We may also profit on one or more of the charges. We may use any such profits for any corporate purpose, including the payment of sales expenses.

Withdrawal Charge

We do not deduct a sales charge from purchase payments when they are made to the Contract. However, a withdrawal charge (deferred sales charge) of 5% will apply if a purchase payment is withdrawn within five years of its payment date. This deferred sales charge is deducted only from purchase payments withdrawn, not on growth. For this calculation, the five years is measured from the first day of the month the payment is made.

In the case of a partial withdrawal, payments made first will be considered to be withdrawn first (“first in, first out”). In no event may the withdrawal charge exceed 5% of premiums paid in the five years immediately preceding the withdrawal date, nor may the charge exceed 5% of the amount withdrawn.

For purposes of the withdrawal charge calculation, withdrawals will be deemed to be taken first from:

(a)	any purchase payments to which no withdrawal charge applies; then

(b)	any remaining free withdrawal allowance (as described below) after reduction by the amount of (a); then

(c)	any purchase payments to which withdrawal charges apply (on a first-in, first-out basis); and, finally

(d)	from any Contract earnings.

Unless we receive instructions to the contrary, we will deduct the withdrawal charge from the amount requested.

We will not deduct a withdrawal charge if purchase payments are distributed:

    from death proceeds;
    after the first contract year, upon election of an annuity payout (based upon life expectancy); or due to minimum distribution requirements.

The withdrawal charge will be waived if:

    an annuity payout is begun;
    an income option of at least three years’ duration (without right of withdrawal) is begun after the first contract year;
    the participant under a group Contract or annuitant under an individual Contract dies;
    the participant under a group Contract or annuitant under an individual Contract becomes disabled (as defined by the Internal Revenue Service) subsequent to purchase of the Contract;
    the participant under a group Contract, or annuitant under an individual Contract, under a tax-deferred annuity plan (403(b) plan) retires after age 55, provided the Contract has been in effect five years or more and provided the payment is made to the contract owner or participant, as provided in the plan;
    the participant under a group Contract, or annuitant under an individual Contract, under an IRA plan reaches age 70½, provided the certificate, has been in effect five years or more;

    the participant under a group Contract, or annuitant under an individual Contract, under a qualified pension or profit-sharing plan (including a 401(k) plan) retires at or after age 59½, provided the certificate or Contract, as applicable has been in effect five years or more; or if refunds are made to satisfy the anti-discrimination test. (For those under Certificates issued before May 1, 1992, the withdrawal charge will also be waived if the participant or annuitant retires at normal retirement age (as defined by the Plan), provided the Certificate or Contract, as applicable has been in effect one year or more);
    the participant under a Section 457 deferred compensation plan retires and the Certificate has been in effect five years or more, or if a financial hardship or disability withdrawal has been allowed by the Plan administrator under applicable Internal Revenue Service (“IRS”) rules;
    for group Contracts, the participant under a Section 457 deferred compensation plan established by the Deferred Compensation Board of the state of New York or a “public employer” in that state (as defined in Section 5 of the New York State Finance Laws) terminates employment. The withdrawal charge will also be waived for such a plan at the termination date specified in the Contract; or
    for group Contracts, the participant under a pension or profit-sharing plan, including a 401(k) plan, Section 457 deferred compensation plan, or a tax deferred annuity plan (403(b) plan) that is subject to the Employee Retirement Income Security Act of 1974 (“ERISA”) retires at normal retirement age (as defined by the plan) or terminates employment, provided that the contract owner purchases this Contract in conjunction with a group unallocated flexible annuity contract issued by the Company.

Free Withdrawal Allowance

Beginning in the second contract year, you may withdraw up to 10% of the cash value annually. We calculate the available withdrawal amount as of the end of the previous contract year. The free withdrawal provision applies to all withdrawals. We reserve the right to not permit the provision on a full surrender.

Administrative Charge

We deduct a semiannual contract administrative charge of $15 in June and December of each year for each individual account maintained. This charge compensates us for expenses incurred in establishing and maintaining the Contract and we will prorate this charge (i.e., calculate) from the date of purchase. We will also prorate this charge if you surrender your Contract, or if we terminate your Contract. This charge does not apply after an annuity payout has begun. This charge will not be deducted from amounts held in the Fixed Account.

Mortality and Expense Risk Charge

Each business day, we deduct a mortality and expense risk (“M&E”) charge from amounts we hold in the variable funding options. We reflect the deduction in our calculation of accumulation and annuity unit values. The charges stated are the maximum for this product. This charge equals 1.25% annually. This charge compensates the Company for risks assumed, benefits provided and expenses incurred, including the payment of commissions to your sales agent.

Variable Liquidity Benefit Charge

If the Variable Liquidity Benefit is selected, there is a maximum surrender charge of 5% of the amounts withdrawn. Please refer to “The Annuity Period” for a description of this benefit.

Variable Funding Option Expenses

We summarized the charges and expenses of the underlying funds in the fee table. Please review the prospectus for each underlying fund for a more complete description of that fund and its expenses.

Premium Tax

Certain state and local governments charge premium taxes ranging from 0% to 5%, depending upon jurisdiction. We are responsible for paying these taxes and will determine the method used to recover premium tax expenses incurred. We will deduct any applicable premium taxes from your contract value either upon death, surrender, annuitization, or at the time you make purchase payments to the Contract, but no earlier than when we have a tax liability under state law.

Changes in Taxes Based upon Premium or Value

If there is any change in a law assessing taxes against the Company based upon premiums, contract gains or value of the Contract, we reserve the right to charge you proportionately for this tax.

Tactical Asset Allocation Services Fees

In connection with the Tactical Asset Allocation services provided to participants in Accounts TGIS, TSB and TAS, CitiStreet Financial Services LLC (“CFS”) receives a fee equal on an annual basis to 1.25% of the current value of the assets subject to the program. We deduct this fee daily from the assets of the Market Timed Accounts. CFS also charges a $30 tactical asset allocation application fee.

Participants may discontinue Tactical Asset Allocation services at any time and avoid any subsequent fees for those services by transferring to a non-timed account. (See “Tactical Asset Allocation Services.”)

Managed Separate Accounts: Management and Fees

The investments and administration of each managed separate account are under the direction of a Board of Managers. Subject to the authority of each Board of Managers, TIMCO and TAMIC furnish investment management and advisory services as indicated in the Investment Option Chart. Additionally, the Board of Managers for each managed separate account annually selects an independent public accountant, reviews the terms of the management and investment advisory agreements, recommends any changes in the fundamental investment policies (and submits any such changes to contract owners at an annual meeting), and takes any other actions necessary in connection with the operation and management of the managed separate accounts.

The Travelers Investment Management Company (“TIMCO”) is a registered investment adviser that has provided investment advisory services since its incorporation in 1967. Its principal offices are located at One Tower Square, Hartford, Connecticut, and it is a wholly owned subsidiary of Salomon Smith Barney Holdings Inc., which is a wholly owned subsidiary of Citigroup Inc., a bank services holding company. TIMCO provides investment management and advisory services to Accounts TAS, TGIS and TSB. The fees are as follows:

Account	Annual Management Fee
Account TAS	0.35% of average daily net assets
Account TGIS	0.3233% of average daily net assets
Account TSB	0.3233% of average daily net assets

Travelers Asset Management International Company LLC (“TAMIC”) is a registered investment adviser that has provided investment advisory services since its incorporation in 1978. Its principal offices are located at One Tower Square, Hartford, Connecticut, and it is an indirect wholly owned subsidiary of Citigroup Inc., a bank holding company. TAMIC provides investment and management and advisory services to Accounts GIS, QB, and MM.

Account	Annual Management Fee
Account GIS	0.65% of the first $500,000,000, plus
0.55% of the next $500,000,000, plus
0.50% of the next $500,000,000, plus
0.45% of the next $500,000,000, plus
0.40% of amounts over $2,000,000,000
(of Account GIS’s aggregate net asset value)
Account QB	0.3233% of average daily net assets
Account MM	0.3233% of average daily net assets

TAMIC also supervises the subadvisor of Account GIS, TIMCO. According to the terms of this written subadvisory agreement, TAMIC will pay TIMCO a fee equivalent on an annual basis to the following:

Annual Subadvisory Fee		Aggregate Net Asset Value Of The Account
0.45%	of the first	$700,000,000 plus
0.275%	of the next	$300,000,000 plus
0.25%	of the next	$500,000,000 plus
0.225%	of the next	$500,000,000 plus
0.20%	of amounts over	$2,000,000,000

TIMCO also acts as investment adviser or subadviser for:

    other investment companies used to fund variable products
    individual and pooled pension and profit-sharing accounts
    affiliated companies of The Travelers Insurance Company.

TAMIC also acts as investment adviser or subadviser for:

    other investment companies used to fund variable products
    individual and pooled pension and profit-sharing accounts and domestic insurance companies affiliated with The Travelers Insurance Company nonaffiliated insurance companies.

TRANSFERS

Up to 30 days before the maturity date, you may transfer all or part of the contract value between variable funding options. Please note that the Contract is not designed to serve as a vehicle for frequent trading in response to short-term fluctuations in the stock market. Therefore, all transfers are subject to the following restrictions:

1.	Excessive Transfers. We reserve the right to restrict transfers if we determine you are engaging in a pattern of transfers that may disadvantage contract owners. In making this determination, we will consider, among other things, the following factors:

    the total dollar amount being transferred;
    the number of transfers you made within the previous three months;
    whether your transfers follow a pattern designed to take advantage of short term market fluctuations; and
    whether your transfers are part of a group of transfers made by a third party on behalf of the individual contract owners in the group.
2.	Market Timers. We reserve the right to restrict transfers by any market timing firm or any other third party authorized to initiate transfers on behalf of multiple contract owners. We may, among other things:

    reject the transfer instructions of any agent acting under a power of attorney on behalf of more than one owner, or reject the transfer or exchange instructions of individual owners who have executed pre-authorized transfer forms which are submitted by market timing firms or other third parties on behalf of more than one owner.

Future Modifications. We will continue to monitor the transfer activity occurring among the variable funding options, and may modify these transfer restrictions at any time if we deem it necessary to protect the interest of all contract owners. These modifications may include curtailing or eliminating, without notice, the ability to use the Internet, facsimile or telephone in making transfers.

If, in our sole discretion, we determine you are engaging in activity as described above or similar activity which will potentially hurt the rights or interests of contract owners, we will exercise our contractual right to restrict your number of transfers to one every six months. None of these restrictions are applicable to transfers made under a Dollar Cost Averaging Program or a rebalancing program.

We will make transfers at the value(s) next determined after we receive your request in good order at our Home Office. After the maturity date, you may make transfers only if allowed by your Contract or with our consent. These restrictions are subject to any state law requirements.

Where permitted by state law, we reserve the right to restrict transfers from the variable funding options to the Fixed Account whenever the credited interest rate on the Fixed Account is equal to the minimum guaranteed interest rate specified under the Contract.

Dollar Cost Averaging

Dollar cost averaging or the pre-authorized transfer program (the "DCA Program") allows you to transfer a set dollar amount to other funding options on a monthly or quarterly basis during the accumulation phase of the Contract. Using this method, you will purchase more accumulation units in a funding option if the value per unit is low and will purchase fewer accumulation units if the value per unit is high. Therefore, you may achieve a lower-than-average cost per unit in the long run if you have the financial ability to continue the program over a long enough period of time. Dollar cost averaging does not assure a profit or protect against a loss.

You may elect the DCA Program through written request or other method acceptable to us. You must have a minimum total contract value of $5,000 to enroll in the DCA Program. The minimum amount that may be transferred through this program is $400.

You may establish pre-authorized transfers of contract values from the Fixed Account, subject to certain restrictions. Under the DCA Program, automated transfers from the Fixed Account may not deplete your Fixed Account Value in less than twelve months from your enrollment in the DCA Program.

In addition to the DCA Program, within the Fixed Account, we may credit increased interest rates to contract owners under an administrative Special DCA Program established at our discretion, depending on availability and state law. Under this program, the contract owner may pre-authorize level transfers to any of the funding options under either a 6 Month Program or 12 Month Program. The 6 Month Program and the 12 Month Program will generally have different credited interest rates. Under the 6 Month Program, the interest rate can accrue up to 6 months on the remaining amounts in the Special DCA Program and we must transfer all purchase payments and accrued interest on a level basis to the selected funding options in 6 months. Under the 12 Month Program, the interest rate can accrue up to 12 months on the remaining amounts in the Special DCA Program and we must transfer all purchase payments and accrued interest in this Program on a level basis to the selected funding options in 12 months.

The pre-authorized transfers will begin after the initial Program purchase payment and complete enrollment instructions are received by the Company. If we do not receive complete Program enrollment instructions within 15 days of receipt of the initial Program purchase payment, the entire balance in the Program will be credited with the non-Program interest rate then in effect for the Fixed Account.

You may start or stop participation in the DCA Program at any time, but you must give the Company at least 30 days' notice to change any automated transfer instructions that are currently in place. If you stop the Special DCA Program and elect to remain in the Fixed Account, we will credit your contract value for the remainder of 6 or 12 months with the interest rate for non-Program funds.

You may only have one DCA Program or Special DCA Program in place at one time. We will allocate any subsequent purchase payments we receive within the Program period selected to the current funding options over the remainder of that Program transfer period, unless you direct otherwise.

All provisions and terms of the Contract apply to the DCA and Special DCA Programs, including provisions relating to the transfer of money between funding options. Transfers made under any DCA Program will not be counted for purposes of restrictions we may impose on the number of transfers permitted under the Contract. We reserve the right to suspend or modify transfer privileges at any time and to assess a processing fee for this service.

Asset Allocation Advice

You may elect to enter into a separate advisory agreement with CitiStreet Financial Services LLC, (“CFS”) an affiliate of the Company. For a fee, CFS provides asset allocation advice under its CHART Program®, which is fully described in a separate Disclosure Statement. The CHART Program may not be available in all marketing programs through which this Contract is sold.

TACTICAL ASSET ALLOCATION SERVICES

Accounts TGIS, TSB and TAS (“Market Timed Accounts”) are funding options available to individuals who have entered into tactical asset allocation services agreements (“Tactical Asset Allocation agreements”) with registered investment advisers who provide tactical asset allocation services (“registered investment advisers”). These agreements allow the registered investment advisers to act on your behalf by transferring all or a portion of your cash value units from one Market Timed Account to another. The registered investment advisers can transfer funds only from one Market Timed Account to another Market Timed Account.

You may transfer account values from any of the Market Timed Accounts to any of the other funding options. However, if you are in a Market Timed Account, and transfer all current account values and direct all future allocations to a non-timed funding option, the Tactical Asset Allocation agreements with the registered investment advisers automatically terminate. If this occurs, the registered investment advisers no longer have the right to transfer funds on your behalf. Partial withdrawals from the Market Timed Accounts do not affect the tactical asset allocation agreements.

CFS, a registered investment adviser and an affiliate of the Company, provides Tactical Asset Allocation services for a fee. The fee equals 1.25% annually of the current value of the assets subject to the program. CFS also charges a $30 program application fee. If you terminate your Tactical Asset Allocation agreement and decide to reenter an agreement, the Tactical Asset Allocation fees will be reassessed, and a new $30 application fee will be charged by CFS.

We deduct the tactical asset allocation fee from the assets of the Market Timed Accounts. Although the Tactical Asset Allocation agreements are between you and CFS, we are solely responsible for payment of the fee to CFS. On each Valuation Date, we deduct the amount necessary to pay the fee from each Market Timed Account and, in turn, pay that amount to CFS. This is the only payment method available to those who enter into Tactical Asset Allocation agreements. Individuals in the Market Timed Accounts may use unaffiliated market timing investment advisers with our approval and if such advisers agree to an arrangement substantially identical to the asset charge payment method.

Because the tactical asset allocation services are provided according to individual agreements between you and the registered investment advisers, the Boards of Managers of the Market Timed Accounts do not exercise any supervisory or oversight role for services or the related fees.

Under the asset charge payment method, the daily deductions for market timing fees are not treated by the Company as taxable distributions. (See “Federal Tax Considerations”.)

Tactical Asset Allocation Risks

If you invest in the Market Timed Accounts without a tactical asset allocation agreement, you may bear a higher proportion of the expenses associated with Separate Account portfolio turnover. In addition, those who allocate amounts to these Accounts without a Tactical Asset Allocation agreement will still have the Tactical Asset Allocation fees deducted on a daily basis. We intend to identify any such individuals and restore to their accounts, no less frequently than monthly, an amount equal to the deductions for the Tactical Asset Allocation fees. However, this restored amount will not reflect any investment experience of the fees deducted.

If you participate in a Tactical Asset Allocation agreement, you may be subject to the following additional risks: (1) higher transaction costs; (2) higher portfolio turnover rate; (3) investment return goals not being achieved by the registered investment advisers who provide Tactical Asset Allocation services; and (4) higher account expenses for depleting and, then starting up the account. Actions by the registered investment advisers, who provide tactical asset allocation services, may also increase risks generally found in any investment, i.e., the failure to achieve an investment objective, and possible lower yield. In addition, if more than one Tactical Asset Allocation strategy uses a Market Timed Account, those who invest in the Market Timed Account when others are transferred into or out of that Account by the registered investment advisers may bear part of the direct costs incurred by those individuals who were transferred. For example, if 90% of a Market Timed Account is under one tactical asset allocation strategy, and those funds are transferred into or out of that Account, those constituting the other 10% of the Market Timed Account may bear a higher portion of the expense for the transfer.

ACCESS TO YOUR MONEY

Under a group Contract, before a participant’s maturity date, we will pay all or any portion of that participant’s cash surrender value, that is, the cash value less any withdrawal charge and any premium tax not previously deducted, to the owner or participant, as provided in the plan. A group contract owner’s account may be surrendered for cash without the consent of any participant, as provided in the plan.

Under an individual Contract, the contract owner may redeem all or any portion of the cash surrender value any time before the maturity date. Unless you submit a written request specifying the fixed or variable funding option(s) from which amounts are to be withdrawn, the withdrawal will be made on a pro rata basis. The cash surrender value will be determined as of the business day after we receive the surrender request at our Home Office. The cash value may be more or less than the purchase payments made. Withdrawals during the annuity period are not allowed.

We may defer payment of any cash surrender value for a period of up to five business days after the written request is received. For amounts allocated to the fixed account, we may defer payment of any cash surrender value for a period up to six months. In either case, it is our intent to pay as soon as possible. We cannot process requests for withdrawals that are not in good order. We will contact you if there is a deficiency causing a delay and will advise what is needed to act upon the withdrawal request.

For those participating in the Texas Optional Retirement Program, withdrawals may only be made upon termination of employment, retirement or death as provided in the Texas Optional Retirement Program.

Participants in Section 403(b) tax deferred annuity plans may not withdraw certain salary reduction amounts before reaching age 59½, unless withdrawn due to separation from service, death, disability or hardship. (See “Federal Tax Considerations.”)

Systematic Withdrawals

Before the maturity date, you may choose to withdraw a specified dollar amount on a monthly, quarterly, semiannual or annual basis. We will deduct any applicable premium taxes and withdrawal charge. To elect this option, you must make the election on the form we provide. We will surrender accumulation units pro rata from all funding options in which you have an interest, unless you instruct us otherwise. You may begin or discontinue systematic withdrawals at any time by notifying us in writing, but you must give at least 30 days’ notice to change any systematic withdrawal instructions that are currently in place.

We reserve the right to discontinue offering systematic withdrawals or to assess a processing fee for this service upon 30 days’ written notice to contract owners (where allowed by state law).

Each systematic withdrawal is subject to federal income taxes on the taxable portion. In addition, a 10% federal penalty tax may be assessed on systematic withdrawals if the contract owner is under age 59½. You should consult with your tax adviser regarding the tax consequences of systematic withdrawals.

OWNERSHIP PROVISIONS

Types of Ownership

Contract Owner

Contract Owner (you). The Contract belongs to the contract owner named in the Contract (on the Specifications page), or to any other person to whom you subsequently assign the Contract. You may only make an assignment of ownership or a collateral assignment for nonqualified Contracts. You have sole power during the annuitant’s lifetime to exercise any rights and to receive all benefits given in the Contract provided you have not named an irrevocable beneficiary and provided you have not assigned the Contract.

You receive all payments while the annuitant is alive unless you direct them to an alternate recipient. An alternate recipient does not become the contract owner.

If this Contract is purchased by a beneficiary of another contract who directly transferred the death proceeds due under that contract, he/she will be granted the same rights the owner has under the Contract except that he/she cannot transfer ownership, take a loan or make additional purchase payments.

Joint Owner. For nonqualified Contracts only, you may name joint owners (e.g., spouses) in a written request before the Contract is in effect. Joint owners may independently exercise transfers allowed under the Contract. All other rights of ownership must be exercised by both owners. Joint owners own equal shares of any benefits accruing or payments made to them.

Beneficiary

You name the beneficiary in a written request. The beneficiary has the right to receive any death benefit proceeds remaining under the Contract upon the death of the annuitant or the contract owner. If more than one beneficiary survives the annuitant or contract owner, they will share equally in benefits unless you recorded different shares with the Company by written request before the death of the annuitant or contract owner. In the case of a non-spousal beneficiary or a spousal beneficiary who has not chosen to assume the Contract, we will not transfer or otherwise remove the death benefit proceeds from either the variable funding options or the Fixed Account, as most recently elected by the contract owner, until the death report date.

Unless you have named an irrevocable beneficiary you have the right to change any beneficiary by written request during the lifetime of the annuitant and while the Contract continues.

Annuitant

The annuitant is designated in the Contract (on the Specifications page), and is the individual on whose life the maturity date and the amount of the monthly annuity payments depend. You may not change the annuitant after your Contract is in effect.

Contingent Annuitant

You may name one individual as a contingent annuitant. A contingent annuitant may not be changed, deleted or added to the Contract after the contract date. If the annuitant is not the owner, dies prior to the maturity date, and the contingent annuitant is still living;

  the death benefit will not be payable upon the annuitant's death;
  the contingent annuitant becomes the annuitant;
  all other rights and benefits will continue in effect;

When a contingent annuitant becomes the annuitant, the maturity date remains the same as previously in effect.

If the annuitant is also the owner, a death benefit is paid to the beneficiary regardless of whether or not there is a contingent annuitant.

DEATH BENEFIT

Death Proceeds Before the Maturity Date

The following death benefit applies to all Contracts that include a death benefit. We calculate the death benefit amount as of the date our Home Office receives proof of death. All amounts will be reduced by any outstanding loans, prior withdrawals and any premium taxes due.

Individual Contract	Group Contract
If annuitant dies on or after age 75, and before the maturity date:	If participant dies on or after age 75, and before the maturity date:
Amount paid: the cash value of the Contract	Amount paid: the participant’s interest under the Contract
If annuitant dies before age 75, and before the maturity date:	If participant dies before age 75, and before the maturity date:
Amount paid: the greater of (1),(2) or (3) below:	Amount paid: the greatest of (1), (2) or (3) below:
(1) the cash value	(1) the participant’s interest
(2) total purchase payments	(2) the total purchase payments made on behalf of the participant
(3) the cash value on the most recent 5(th) multiple contract year anniversary (i.e., 5(th), 10(th), 15(th), etc.) less any withdrawals made since that anniversary before we receive proof of death.	(3) the participant’s interest on the most recent 5(th) multiple certificate year anniversary (i.e., 5(th), 10(th), 15(th), etc.) less any withdrawals made since that anniversary before we receive proof of death.

Payment of Proceeds

We describe the process of paying death benefit proceeds before the maturity date in the charts below. The charts do not encompass every situation and are merely intended as a general guide. More detailed information is provided in your Contract. Generally, the person(s) receiving the benefit may request that the proceeds be paid in a lump sum, or be applied to one of the settlement options available under the Contract.

Nonqualified Contracts

Before the Maturity Date, upon the Death of the	The Company Will Pay the Proceeds to:	Unless. . .	Mandatory Payout Rules Apply*
Owner (who is not the annuitant)	The beneficiary (ies), or if none, to the contract owner’s estate.	Unless, the beneficiary elects to continue the Contract rather than receive the distribution.	Yes
Owner (who is the annuitant)	The beneficiary (ies), or if none, to the contract owner’s estate.	Unless, the beneficiary elects to continue the Contract rather than receive the distribution.	Yes
Annuitant (who is not the contract owner)	The beneficiary (ies), or if none, to the contract owner.		Yes

Before the Maturity Date, upon the Death of the	The Company Will Pay the Proceeds to:	Unless. . .	Mandatory Payout Rules Apply*
Annuitant (who is the contract owner)	See death of “owner who is the annuitant” above.

Unless, where there is no contingent annuitant, the beneficiary elects to continue the contract rather than receive the distribution.

Or unless, there is a contingent annuitant. Then, the contingent annuitant becomes the annuitant and the Contract continues in effect (generally using the original maturity date). The proceeds will then be paid upon the death of the contingent annuitant or owner.

Yes
Annuitant (where owner is a nonnatural person/trust)	The beneficiary (ies) (e.g. the trust) or if none, to the owner.		Yes (Death of annuitant is treated as death of the owner in these circumstances.)
Beneficiary	No death proceeds are payable; contract continues.		N/A
Contingent Beneficiary	No death proceeds are payable; contract continues.		N/A

______________

*	Certain payout rules of the Internal Revenue Code (IRC) are triggered upon the death of any Owner. Non-spousal beneficiaries (as well as spousal beneficiaries who choose not to assume the Contract) must begin taking distributions based on the beneficiary’s life expectancy within one year of death or take a complete distribution of Contract proceeds within 5 years of death. If mandatory distributions have begun, the 5 year payout option is not available.

Qualified Contracts

Before the Maturity Date, upon the Death of the	The Company Will Pay the Proceeds to:	Unless. . .	Mandatory Payout Rules Apply (See * Above)
Owner / Annuitant	The beneficiary (ies), or if none, to the contract owner’s estate.	Unless the beneficiary elects to continue the Contract rather than receive the distribution.	Yes
Beneficiary	No death proceeds are payable; Contract continues.		N/A
Contingent Beneficiary	No death proceeds are payable; Contract continues.		N/A

Beneficiary Contract Continuance (Not permitted for non-natural beneficiaries)

If you die before the maturity date, and if the value of any beneficiary’s portion of the death benefit is between $20,000 and $1,000,000 as of the death report date, (more than $1,000,000 is subject to home office approval), your beneficiary(s) may elect to continue his/her portion of the Contract subject to applicable Internal Revenue Code distribution requirements, rather than receive the death benefit in a lump sum.

If your beneficiary elects to continue the Contract, the death benefit will be calculated as of the time we receive due proof of death (“death report date”). The initial contract value of the continued contract (the “adjusted contract value”) will equal the greater of the contract value or the death benefit calculated on the death report date and will be allocated to the funding options in the same proportion as prior to the death report date.

The beneficiary who continues the Contract will be granted the same rights as the owner under the original Contract, except the beneficiary cannot:

    transfer ownership
    make additional purchase payments

The beneficiary may also name his/her own beneficiary (“succeeding beneficiary”) and has the right to take withdrawals at any time after the death report date without a withdrawal charge. All other fees and charges applicable to the original Contract will also apply to the continued Contract. All benefits and features of the continued Contract will be based on the beneficiary’s age on the death report date as if the beneficiary had purchased the Contract with the adjusted contract value on the death report date.

Planned Death Benefit

You may request that rather than receive a lump-sum death benefit, the beneficiary(ies) receive all or a portion of the death benefit proceeds either:

    through an annuity for life or a period that does not exceed the beneficiary's life expectancy; or
    under the terms of the Beneficiary Continuance provision described above. If the Beneficiary Continuance provision is selected, no surrenders will be allowed other than payments meant to satisfy minimum distribution amounts or systematic withdrawal amounts, if greater.

You must make the planned death benefit request as well as any revocation of this request in writing. Upon your death, your beneficiary(s) cannot revoke or modify this request. If the death benefit at the time we receive due proof of death is less than $2,000, we will only pay a lump sum to the beneficiary. If periodic payments due under the planned death benefit election are less than $100, we reserve the right to make annuity payments at less frequent intervals, resulting in a payment of at least $100 per year. If no beneficiary is alive when death benefits become payable, we will pay the death benefit as provided in your Contract.

Death Proceeds after the Maturity Date

If any contract owner or the annuitant dies on or after the maturity date, the Company will pay the beneficiary a death benefit consisting of any benefit remaining under the annuity or income option then in effect.

THE ANNUITY PERIOD

Maturity Date

Under the Contract, you can receive regular payments (annuity payments). You can choose the month and the year in which those payments begin (maturity date). You can also choose among payout options (annuity or income options) or elect a lump sum distribution. While the annuitant is alive, you can change your selection any time up to the maturity date. Annuity or income payments will begin on the maturity date stated in the Contract unless (1) you fully surrendered the Contract; (2) we paid the proceeds to the beneficiary before that date; or (3) you elected another date. Annuity payments are a series of periodic payments (a) for life; (b) for life with either a minimum number of payments or a specific amount assured; or (c) for the joint lifetime of the annuitant and another person, and thereafter during the lifetime of the survivor. Income payments are a series of periodic payments for a fixed period or a fixed amount. We may require proof that the annuitant is alive before we make annuity payments. Not all options may be available in all states.

You may choose to annuitize at any time after you purchase your Contract. Unless you elect otherwise, the maturity date will be the annuitant’s 70th birthday for qualified Contracts and the annuitant’s 75th birthday for nonqualified Contracts or ten years after the effective date of the Contract, if later. (For Contracts issued in Florida and New York, the maturity date you elect may not be later than the annuitant’s 90th birthday.)

At least 30 days before the original maturity date, you may elect to extend the maturity date to any time prior to the annuitant’s 85th birthday or to a later date with our consent. You may use certain annuity options taken at the maturity date to meet the minimum required distribution requirements of federal tax law, or you may use a program of withdrawals instead. These mandatory distribution requirements take effect generally upon the death of the contract owner, or with certain qualified Contracts upon either the later of the contract owner’s attainment of age 70½ or year of retirement; or the death of the contract owner. You should seek independent tax advice regarding the election of minimum required distributions.

Allocation of Annuity

You may elect to receive your annuity payments in the form of a variable annuity, a fixed annuity, or a combination of both. If, at the time annuity payments begin, you have not made an election, we will apply your cash value to provide an annuity funded by the same funding options as you have selected during the accumulation period. At least 30 days before the maturity date, you may transfer the contract value among the funding options in order to change the basis on which we will determine annuity payments. (See "Transfers.")

Variable Annuity

You may choose an annuity payout that fluctuates depending on the investment experience of the variable funding options. We determine the number of annuity units credited to the Contract by dividing the first monthly annuity payment attributable to each variable funding option by the corresponding accumulation unit value as of 14 days before the date annuity payments begin. We use an annuity unit to measure the dollar value of an annuity payment. The number of annuity units (but not their value) remains fixed during the annuity period.

Determination of First Annuity Payment. Your Contract contains the tables we use to determine your first monthly annuity payment. If you elect a variable annuity, the amount we apply to it will be the cash surrender value as of 14 days before the date annuity payments begin, less any applicable premium taxes not previously deducted.

The amount of your first monthly payment depends on the annuity option you elected and the annuitant’s adjusted age. Your Contract contains the formula for determining the adjusted age. We determine the total first monthly annuity payment by multiplying the benefit per $1,000 of value shown in the Contract tables (or, if they would produce a larger payment, the tables then in effect on the maturity date) by the number of thousands of dollars of contract value you apply to that annuity option. The contract tables factor in an assumed daily net investment factor. We call this your net investment rate. For example, your net investment rate corresponds to an annual interest rate of 3%. This means that if the annualized investment performance, after expenses, of your variable funding options is less than 3%, then the dollar amount of your variable annuity payments will decrease. However, if the annualized investment performance, after expenses, of your variable funding options is greater than 3%, then the dollar amount of your variable annuity payments will increase.

Determination of Second and Subsequent Annuity Payments. The dollar amount of all subsequent annuity payments changes from month to month based on the investment experience of the applicable funding options. The total amount of each annuity payment will equal the sum of the basic payments in each funding option. We determine the actual amounts of these payments by multiplying the number of annuity units we credited to each funding option by the corresponding annuity unit value as of the date 14 days before the date the payment is due.

Fixed Annuity

You may choose a fixed annuity that provides payments which do not vary during the annuity period. We will calculate the dollar amount of the first fixed annuity payment as described under "Variable Annuity," except that the amount we apply to begin the annuity will be your cash value as of the date annuity payments begin. Payout rates will not be lower than that shown in the Contract. If it would produce a larger payment, the first fixed annuity payment will be determined using the Life Annuity Tables in effect on the maturity date.

PAYMENT OPTIONS

Election of Options

While the annuitant is alive, you can change your annuity or income option selection any time up to the maturity date. Once annuity or income payments have begun, no further elections are allowed.

During the annuitant’s lifetime, if you do not elect otherwise before the maturity date, we will pay you (or another designated payee) the first of a series of monthly annuity payments based on the life of the annuitant, in accordance with Annuity Option 2 (Life Annuity with 120 monthly payments assured). For certain qualified contracts, Annuity Option 5 (Joint and Last Survivor Life Annuity — Annuity Reduced on Death of Primary Payee) will be the automatic option as described in the Contract.

The minimum amount that can be placed under an annuity or income option will be $2,000 unless we agree to a lesser amount. If any monthly periodic payment due is less than $20, we reserve the right to make payments at less frequent intervals, or to pay the contract value in a lump-sum.

On the maturity date, we will pay the amount due under the Contract in accordance with the payment option that you select. You may choose to receive a single lump-sum payment. You must elect an option in writing, in a form satisfactory to the Company. Any election made during the lifetime of the annuitant must be made by the contract owner/participant.

Annuity Options

Option 1 — Life Annuity — No Refund: The Company will make annuity payments during the lifetime of the person on whose life the payments are based, terminating with the last payment preceding death. While this option offers the maximum periodic payment, there is no assurance of a minimum number of payments, nor is there a provision for a death benefit for beneficiaries.

Option 2 — Life Annuity with 120, 180 or 240 Monthly Payments Assured: The Company will make monthly annuity payments during the lifetime of the annuitant, with the agreement that if, at the death of that person, payments have been made for less than 120, 180 or 240 months, as selected, payments will be continued during the remainder of the period to the beneficiary designated. The beneficiary may instead receive a single sum settlement equal to the discounted value of the future payments with the interest rate equivalent to the assumption originally used when the annuity began.

Option 3 — Unit Refund Life Annuity: The Company will make annuity payments during the lifetime of the person on whose life payments are based, terminating with the last payment due before the death of that person, provided that, at death, the beneficiary will receive in one sum the current dollar value of the number of annuity units equal to (a) minus (b) (if that difference is positive) where: (a) is the total amount applied under the option divided by the annuity unit value on the due date of the first annuity payment, and (b) is the product of the number of the annuity units represented by each payment and the number of payments made.

Option 4 — Joint and Last Survivor Life Annuity — No Refund: The Company will make annuity payments during the joint lifetime of the two persons on whose lives payments are based, and during the lifetime of the survivor. No further payments will be made following the death of the survivor. There is no assurance of a minimum number of payments, nor is there a provision for a death benefit upon the survivor’s death.

Option 5 — Joint and Last Survivor Life Annuity — Annuity Reduces on Death of Primary Payee: The Company will make annuity payments during the lifetime of the two persons on whose lives payments are based. One of the two persons will be designated as the primary payee. The other will be designated as the secondary payee. On the death of the secondary payee, if survived by the primary payee, the Company will continue to make monthly annuity payments to the primary payee in the same amount that would have been payable during the joint lifetime of the two persons. On the death of the primary payee, if survived by the secondary payee, the Company will continue to make annuity payments to the secondary payee in an amount equal to 50% of the payments which would have been made during the lifetime of the primary payee. No further payments will be made following the death of the survivor.

Option 6 — Other Annuity Options: We will make any other arrangements for annuity payments as may be mutually agreed upon.

Income Options

Income payments are periodic payments made by the Company that are not based on the life of any person.

The cash surrender value used to determine the amount of any income payment will be calculated as of 14 days before the date an income payment is due and will be determined on the same basis as the cash surrender value during the accumulation phase, including the deduction for mortality and expense risks.

While income options do not directly involve mortality risks for the Company, an individual may elect to apply the remaining cash surrender value to provide an annuity at the guaranteed rates even though income payments have been received under an income option. Before an owner or participant makes any income option election, he or she should consult a tax adviser as to any adverse tax consequences the election might have.

Option 1 — Payments of a Fixed Amount: We will make equal payments of the amount elected until the cash surrender value applied under this option has been exhausted. The final payment will include any amount insufficient to make another full payment.

Option 2 — Payments for a Fixed Period: We will make payments for the number of years selected. The amount of each payment will be equal to the remaining cash surrender value applied under this option divided by the number of remaining payments.

Option 3 — Investment Income: We will make payments for the period agreed on. The amount payable will be equal to the excess, if any, of the cash surrender value under this option over the amount applied under this option. No payment will be made if the cash surrender value is less than the amount applied, and it is possible that no payments would be made for a period of time. Payments under this option are not considered to be annuity payments and are taxable in full as ordinary income. (See “Federal Tax Considerations.”) This option will generally be inappropriate under federal tax law for periods that exceed the participant’s attainment of age 70½.

Variable Liquidity Benefit

This benefit is only offered with Variable Annuity Options (as described in the Settlement Provisions of the Contract) for Fixed Period Option only payments, without Life Contingency.

At any time after annuitization and before death, the contract owner may surrender and receive a payment equal to (A) minus (B), where (A) equals the present value of remaining certain payments, and (B) equals a surrender charge not to exceed the maximum surrender charge rate shown on the specifications page of the contract multiplied by (A). The interest rate used to calculate the present value is the Assumed (Daily) Net Investment Factor used to calculate the annuity payments. The remaining period certain payments are assumed to be level payments equal to the most recent period certain payment prior to the request for this liquidity benefit.

MISCELLANEOUS CONTRACT PROVISIONS

Right to Return

You may return the Contract for a full refund of the contract value plus any contract charges and premium taxes you paid (but not any fees and charges the underlying fund assessed) within ten days after you receive it (the “right to return period”). You bear the investment risk of investing in the variable funding options during the right to return period; therefore, the contract value we return may be greater or less than your purchase payment.

If you purchase the Contract as an Individual Retirement Annuity, and return it within the first seven days after delivery, we will refund your purchase payment in full; during the remainder of the right to return period, we will refund the contract value (including charges).

Generally, there is no right to return for group Contracts/Certificates, including Contracts issued under the Texas Optional Retirement Program.

We will determine the cash value following the close of the business day on which we receive your Contract and a written request for a refund. Where state law requires a longer period, or the return of purchase payments or other variations of this provision, we will comply. Refer to your Contract for any state-specific information.

Termination of Individual Contract

You do not need to make any purchase payments after the first to keep the Contract in effect. However, unless otherwise specified by state law, we reserve the right to terminate the Contract on any business day if the cash value as of that date is less than $500 and no purchase payments have been made for at least three years. Termination will not occur until 31 days after we have mailed notice of termination to the contract owner’s last known address and to any assignee of record. If the Contract is terminated, we will pay you the cash value less any applicable premium tax, and less any applicable administrative charge.

Termination of Group Contract or Account

Termination by Owner — If an owner or a participant terminates an account, in whole or in part, while the Contract remains in effect; and the value of the terminated account is to be either paid in cash to you or to a participant; or transferred to any other funding vehicle, we will pay or transfer the cash surrender value of the terminated account.

If this Contract is terminated, whether or not the plan is terminated; and the owner or the participant, as provided in the plan, elect that values are not to be paid out in cash or transferred, the Company reserves the right to agree to apply a participant’s interest either as instructed by the owner or the participant, or under one of the options described under “Options in the Event of Termination of a Participant.”

Termination by Participant — If a participant terminates an individual account, in whole or in part, while the Contract remains in effect; and the value of the terminated individual account is to be either paid in cash to the participant, or transferred to any other funding vehicle, we will pay or transfer the cash surrender value of the terminated account.

Termination by the Company and Termination Amount — If the cash value in a participant’s individual account is less than the termination amount stated in the Contract, and no premium has been applied to the account for at least three years, we reserve the right to terminate that account, and to move the cash value of that participant’s individual account to the owner’s account.

If the plan does not allow for this movement to the owner’s account, the cash value, less any applicable premium tax not previously deducted, will be paid to that participant or to the owner, as provided in the plan.

We reserve the right to terminate this Contract on any valuation date if:

            1.   there is no cash value in any participant’s individual account, and

            2.   the cash value of the owner’s account, if any, is less than $500, and

            3.   the premium has not been paid for at least three years.

If this Contract is terminated, the cash value of the owner’s account, if any, less any applicable premium tax not previously deducted will be paid to you.

Termination will not occur until 31 days after we have mailed notice of termination to the group contract owner or the participant, as provided in the plan, at the last known address; and to any assignee of record.

Options in the Event of Termination of a Participant — In the event that, before a participant’s maturity date, that participant terminates participation in the plan, the owner or that participant, as provided in the plan, with respect to that participant’s interest may elect:

1.	If that participant is at least 50 years of age, to have that participant’s interest applied to provide an annuity option or an income option.

2.	If the Contract is continued, to have that participant’s interest applied to continue as a paid-up deferred annuity for that participant, (i.e., the cash value remains in the Contract and the annuity becomes payable under the same terms and conditions as the annuity that would have otherwise been payable at the maturity date).

3.	To have the owner or that participant, as provided in the plan, receive that participant’s interest in cash.

4.	If that participant becomes a participant under another group contract of this same type which is in effect with us, to transfer that participant’s interest to that group contract.

5.	To make any other arrangements as may be mutually agreed on.

If this Contract is continued, any cash value to which a terminating participant is not entitled under the plan, will be moved to the owner’s account.

Automatic Benefit — In the event of termination, unless otherwise provided in the Plan, a participant’s interest will continue as a paid-up deferred annuity in accordance with option 2 above, if this Contract is continued. Or, if this Contract is terminated, will be paid in cash to the owner or to that participant, as provided in the plan.

Annuity Payments — Termination of this Contract or the plan will not affect payments being made under any annuity option, which began before the date of termination.

Distribution from One Account to Another Account

Under a group Contract, the owner may, as provided for in the plan, distribute the cash value from the owner’s account to one or more individual accounts. No distribution will be allowed between individual accounts.

The owner may, as required by and provided for in the plan, move the cash value from any or all individual accounts to the owner’s account without a charge.

Required Reports

As often as required by law, but at least once in each contract year before the due date of the first annuity payment, we will furnish a report showing the number of accumulation units credited to the Contract and the corresponding accumulation unit value(s) as of the report date for each funding option to which the contract owner has allocated amounts during the applicable period. The Company will keep all records required under federal and state laws.

Change of Contract

For group Contracts, the Company may, at any time, make any changes, including retroactive changes, in the Contract to the extent that the change is required to meet the requirements of any federal law or regulation to which the Company is subject.

Except as provided in the paragraph immediately above, no change may be made in the Contract before the fifth anniversary of the contract date, and in no event will changes be made with respect to payments being made by the Company under any annuity option which has commenced prior to the date of change. On and after the fifth anniversary of the contract date, the Company reserves the right to change the termination amount (see “Termination of Contract or Account”), the amount of certain charges and deductions, the calculation of the net investment rate and the unit values, and the annuity tables. Any change in the annuity tables will be applicable only to premiums received under the Contract after the change. The ability to make such change lessens the value of mortality and expense guarantees. Other changes (including changes to the administrative charge) may be applicable to all owners’ accounts and individual accounts under the Contract, to only the owners’ accounts and individual accounts established after the change, or to only premiums received under the Contract after the date of change as the Company declares at the time of change. The Company will give notice to the owner at least 90 days before the date the change is to take effect.

Assignment

The participant may not assign his or her rights under a group Contract. The owner may assign his or her rights under an individual or a group Contract if allowed by the plan.

Suspension of Payments

The Company reserves the right to suspend or postpone the date of any payment or determination of values on any business day (1) when the New York Stock Exchange (“the Exchange”) is closed; (2) when trading on the Exchange is restricted; (3) when an emergency exists as determined by the SEC so that the sale of securities held in the Separate Account may not reasonably occur or so that the Company may not reasonably determine the value the Separate Account’s net assets; or (4) during any other period when the SEC, by order, so permits for the protection of security holders. At any time, payments from the Fixed Account may be delayed up to 6 months.

OTHER INFORMATION

The Insurance Company

The Travelers Insurance Company is a stock insurance company chartered in 1863 in Connecticut and continuously engaged in the insurance business since that time. It is licensed to conduct life insurance business in all states of the United States, the District of Columbia, Puerto Rico, Guam, the U.S. and British Virgin Islands and the Bahamas. The Company is an indirect wholly owned subsidiary of Citigroup Inc. The Company’s Home Office is located at One Tower Square, Hartford, Connecticut 06183.

Financial Statements

The financial statements for the insurance company and for the separate accounts are located in the Statement of Additional Information.

Distribution of Variable Annuity Contracts

We intend to sell the Contracts in all jurisdictions where we are licensed to do business and where the Contract is approved. Any registered representative of affiliated or independent broker-dealers who sell the Contracts will be qualified to sell variable annuities under applicable federal and state laws. Each broker-dealer is registered with the SEC under the Securities Exchange Act of 1934, and all are members of the NASD. The Contract is offered through both affiliated and non-affiliated broker dealers. The principal underwriter of the Contracts is our affiliate, Travelers Distribution LLC, One Tower Square, Hartford, CT. In addition, Tower Square Securities, Inc., an affiliate of the Company, receives additional incentive payments from the Company relating to the sale of the Contracts. From time to time, we may pay or permit other promotional incentives, in cash, credit or other compensation.

Up-front compensation paid to sales representatives will not exceed 9% of the purchase payments made under the Contracts. If asset based compensation is paid, it will not exceed 2% of the average account value annually.

Conformity with State and Federal Laws

The laws of the state in which we deliver a Contract govern that Contract. Where a state has not approved a Contract feature or funding option, it will not be available in that state. Any paid-up annuity, cash surrender value or death benefits that are available under the Contract are not less than the minimum benefits required by the statutes of the state in which we delivered the Contract. We reserve the right to make any changes, including retroactive changes, in the Contract to the extent that the change is required to meet the requirements of any law or regulation issued by any governmental agency to which the Company, the Contract or the contract owner is subject.

Voting Rights

The Company is the legal owner of the shares of the underlying funds. However, we believe that when an underlying fund solicits proxies in conjunction with a vote of shareholders we are required to obtain from you and from other owners instructions on how to vote those shares. We will vote all shares, including those we may own on our own behalf, and those where we have not received instructions from contract owners, in the same proportion as shares for which we received voting instructions. Should we determine that we are no longer required to comply with the above, we will vote on the shares in our own right. In certain limited circumstances, and when permitted by law, we may disregard voting instructions. If we do disregard voting instructions, a summary of that action and the reasons for such action would be included in the next annual report to contract owners.

Fund U. In accordance with our view of present applicable law, we will vote shares of the underlying funds at regular and special meetings of the shareholders of the funds in accordance with instructions received from persons having a voting interest in Fund U. We will vote shares for which we have not received instructions in the same proportion as it votes shares for which it has received instructions. However, if the 1940 Act or any regulation thereunder should be amended, or if the present interpretation thereof should change, and as a result we determine that we are permitted to vote shares of the underlying funds in our own right, we may elect to do so.

The number of shares which a person has a right to vote will be determined as of the date concurrent with the date established by the respective mutual fund for determining shareholders eligible to vote at the meeting of the fund, and voting instructions will be solicited by written communication before the meeting in accordance with the procedures established by the mutual fund.

Each person having a voting interest in Fund U will receive periodic reports relating to the fund(s) in which he or she has an interest, proxy material and a form with which to give such instructions with respect to the proportion of the fund shares held in Fund U corresponding to his or her interest in Fund U.

Accounts GIS, QB, MM, TGIS, TSB and TAS. Contract owners participating in Accounts GIS, QB, MM, TGIS, TSB or TAS will be entitled to vote at their meetings on (i) any change in the fundamental investment policies of or other policies related to the accounts requiring the owners’ approval; (ii) amendment of the investment advisory agreements; (iii) election of the members of the Board of Managers of the accounts; (iv) ratification of the selection of an independent public accountant for the accounts; (v) any other matters which, in the future, under the 1940 Act require the owners’ approval; and (vi) any other business which may properly come before the meeting.

The number of votes which each contract owner or a participant may cast, including fractional votes, shall be determined as of the date to be chosen by the Board of Managers within 75 days of the date of the meeting, and at least 20 days’ written notice of the meeting will be given.

Votes for which participants under a group Contract are entitled to instruct the owner, but for which the owner has received no instructions, will be cast by the owner for or against each proposal to be voted on only in the same proportion as votes for which instructions have been received.

Legal Proceedings and Opinions

Legal matters in connection with the federal laws and regulations affecting the issue and sale of the contract described in this prospectus, as well as the organization of the Company, its authority to issue variable annuity contracts under Connecticut law and the validity of the forms of the variable annuity contracts under Connecticut law, have been passed on by the General Counsel of the Company.

There are no pending legal proceedings affecting the Separate Account or the principal underwriter. There are no pending legal proceedings against the Company likely to have a material adverse effect on the ability of the Company to meet it’s obligations under the applicable contract.

THE SEPARATE ACCOUNTS

The Separate Accounts

Two different types of separate accounts are available to fund the Contracts described in this prospectus. The first type, Fund U, is a unit investment trust registered with the SEC under the 1940 Act. Fund U’s assets are invested exclusively in the shares of the underlying funds.

The second type of separate account available under the Contract, the “managed separate accounts,” (Accounts GIS, QB, MM, TGIS, TSB and TAS) are diversified, open-end management investment companies registered with the SEC under the 1940 Act. The assets of the managed separate accounts are invested directly in securities such as stocks, bonds or money market instruments which are compatible with the stated investment policies of each separate account. Each of the separate accounts available in connection with the Contract has different investment objectives and fundamental investment policies.

The separate accounts were established on the following dates: Fund U — May 16, 1983; Account GIS — September 22, 1967; Account QB — July 29, 1974; Account MM — December 29, 1981; Accounts TGIS and TSB — October 30, 1986; and Account TAS — January 2, 1987.

We hold the assets for the exclusive benefit of the owners of the separate accounts, according to the laws of the State of Connecticut. Income, gains and losses, whether or not realized, from assets allocated to the separate accounts, are in accordance with the Contracts, credited to or charged against the separate accounts without regard to other income, gains or losses of the Company. The assets held by the separate accounts are not chargeable with liabilities arising out of any other business that we may conduct. The obligations arising under the variable annuity contracts are obligations of the Company.

For each managed separate account, neither the investment objective nor the fundamental investment restrictions, as described in the SAI, can be changed without a vote of the majority of the outstanding voting securities of the Accounts, as defined by the 1940 Act.

All investment income and other distributions of the funding options are payable to the Separate Account. We reinvest all such income and/or distributions in shares of the respective funding option at net asset value.

Shares of the variable funding options are currently sold only to life insurance company separate accounts to fund variable annuity and variable life insurance contracts. Certain variable annuity separate accounts and variable life insurance separate accounts may invest in the funding options simultaneously (called “mixed” and “shared” funding). It is conceivable that in the future it may be disadvantageous to do so. Although the Company and the variable funding options do not currently foresee any such disadvantages either to variable annuity contract owners or variable life policy owners, each variable funding option’s Board of Directors intends to monitor events in order to identify any material conflicts between them and to determine what action, if any, should be taken. If a Board of Directors was to conclude that separate funds should be established for variable life and variable annuity separate accounts, the variable annuity contract owners would not bear any of the related expenses, but variable annuity contract owners and variable life insurance policy owners would no longer have the economies of scale resulting from a larger combined fund.

Performance Information

From time to time, the Company may advertise several types of historical performance for the funding options of Fund U. The Company may also advertise the standardized average annual total returns of Accounts GIS, QB, MM, TGIS, TSB, TAS and Fund U, calculated in a manner prescribed by the SEC, as well as the nonstandardized total returns, as described below.

Standardized Method. Quotations of average annual total returns are computed according to a formula in which a hypothetical initial investment of $1,000 is applied to the funding option, and then related to ending redeemable values over one-, five-, and ten-year periods, or for a period covering the time during which the funding option has been in existence, if less. These quotations reflect the deduction of all recurring charges during each period (on a pro rata basis in the case of fractional periods). The deduction for the semiannual contract administrative charge is converted to a percentage of assets based on the actual fee collected, divided by the average net assets for Contracts sold. Each quotation assumes a total redemption at the end of each period with the applicable withdrawal charge deducted at that time.

Nonstandardized Method. Nonstandardized “total returns” will be calculated in a similar manner based on the performance of the funding options over a period of time, usually for the calendar year-to-date, and for the past one-, three-, five- and ten-year periods. Nonstandardized total returns will not reflect the deduction of the semiannual contract administrative charge, which, if reflected, would decrease the level of performance shown. The withdrawal charge is not reflected because the Contract is designed for long-term investment.

For funding options that were in existence before they became available under the Separate Account, the nonstandardized average annual total returns will reflect the investment performance that such funding options would have achieved (reduced by the applicable charges) had they been held under the Contract for the period quoted. The total return quotations are based upon historical earnings and are not necessarily representative of future performance.

General. Within the guidelines prescribed by the SEC and the National Association of Securities Dealers, Inc. (“NASD”), performance information may be quoted numerically or may be presented in a table, graph or other illustration. Advertisements may include data comparing performance to well-known indices of market performance (including but not limited to, the Dow Jones Industrial Average, the Standard & Poor’s (S&P) 500 Index and the S&P 400 Index, the Lehman Brothers Long T-Bond Index, the Russell 1000, 2000, and 3000 Indices, the Value Line Index, and the Morgan Stanley Capital International’s EAFE Index). Advertisements may also include published editorial comments and performance rankings compiled by independent organizations (including, but not limited to, Lipper Analytical Services, Inc. and Morningstar, Inc.) and publications that monitor the performance of the Separate Account and the variable funding options.

FEDERAL TAX CONSIDERATIONS

The following general discussion of the federal income tax consequences under this Contract is not intended to cover all situations, and is not meant to provide tax advice. Because of the complexity of the law and the fact that the tax results will vary depending on many factors, you should consult your tax adviser regarding your personal situation. For your information, a more detailed tax discussion is contained in the SAI.

Non-Resident Aliens

Distributions to non-resident aliens (“NRAs”) are subject to special tax and withholding rules under the Code. In addition, annuity payments to NRAs in many countries are exempt from U.S. tax (or subject to lower rates) based upon a tax treaty. NRAs should seek guidance from a tax adviser regarding their personal situation.

General Taxation of Annuities

Congress has recognized the value of saving for retirement by providing certain tax benefits, in the form of tax deferral, for money put into an annuity. The Internal Revenue Code (Code) governs how this money is ultimately taxed, depending upon the type of Contract, qualified or non-qualified, and the manner in which the money is distributed, as briefly described below.

Tax-Free Exchanges: The Internal Revenue Code provides that, generally, no gain or loss is recognized when an annuity Contract is received in exchange for a life, endowment, or annuity Contract. Since different annuity Contracts have different expenses, fees and benefits, a tax-free exchange could result in your investment becoming subject to higher or lower fees and/or expenses.

Types of Contracts: Qualified or Nonqualified

If you purchase an annuity Contract with proceeds of an eligible rollover distribution from any qualified employee pension plan or individual retirement annuity (IRA), your Contract is referred to as a qualified Contract. Some examples of qualified Contracts are: IRAs, 403(b) annuities established by public school systems or certain tax-exempt organizations, corporate sponsored pension and profit-sharing plans (including 401(k) plans), Keogh Plans (for self-employed individuals), and certain other qualified deferred compensation plans. An exception to this is a qualified plan called a Roth IRA. Under Roth IRAs, after-tax contributions accumulate until maturity, when amounts (including earnings) may be withdrawn tax-free. The rights and benefits under a qualified Contract may be limited by the terms of the retirement plan, regardless of the terms and conditions of the Contract. If you purchase the Contract on an individual basis with after-tax dollars and not under one of the programs described above, your Contract is referred to as nonqualified.

Nonqualified Annuity Contracts

As the owner of a nonqualified annuity, you do not receive any tax benefit (deduction or deferral of income) on purchase payments, but you will not be taxed on increases in the value of your Contract until a distribution occurs — either as a withdrawal (distribution made prior to the maturity date), or as annuity payments. When a withdrawal is made, you are taxed on the amount of the withdrawal that is considered earnings. Similarly, when you receive an annuity payment, part of each payment is considered a return of your purchase payments and will not be taxed. The remaining portion of the annuity payment (i.e., any earnings) will be considered ordinary income for tax purposes.

If a nonqualified annuity is owned by other than an individual, however, (e.g., by a corporation), increases in the value of the Contract attributable to purchase payments made after February 28, 1986 are includible in income annually. Furthermore, for Contracts issued after April 22, 1987, if you transfer the Contract without adequate consideration all deferred increases in value will be includible in your income at the time of the transfer.

If you make a partial withdrawal, this money will generally be taxed as first coming from earnings, (income in the contract), and then from your purchase payments. These withdrawn earnings are includible in your income. (See “Penalty Tax for Premature Distributions” below.) There is income in the Contract to the extent the contract value exceeds your investment in the Contract. The investment in the Contract equals the total purchase payments you paid less any amount received previously which was excludible from gross income. Any direct or indirect borrowing against the value of the Contract or pledging of the Contract as security for a loan will be treated as a cash distribution under the tax law, and will have consequences in the year taken.

Federal tax law requires that nonqualified annuity Contracts meet minimum mandatory distribution requirements upon the death of the contract owner, including the first of joint owners. If these requirements are not met, the Contract will not be treated as an annuity Contract for Federal income tax purposes and earnings under the Contract will be taxable currently, not when distributed. The distribution required depends, among other things, upon whether an annuity option is elected or whether the new contract owner is the surviving spouse. We will administer Contracts in accordance with these rules and we will notify you when you should begin receiving payments. There is a more complete discussion of these rules in the SAI.

Puerto Rico Tax Considerations

The Puerto Rico Internal Revenue Code of 1994 (the “1994 Code”) taxes distributions from nonqualified annuity contracts differently than in the U.S. Distributions that are not in the form of an annuity (including partial surrenders and period certain payments) are treated under the 1994 Code first as a return of investment. Therefore, no taxable income is recognized for Puerto Rico tax purposes until the cumulative amount paid exceeds your tax basis. Similarly, the amount of income on annuity distributions (payable over your lifetime) is calculated differently. Since Puerto Rico residents are also subject to U.S. tax on all income other than income sourced to Puerto Rico, the timing of recognition of income from an annuity contract could vary between the two jurisdictions. Although the 1994 Code provides a credit against the Puerto Rico income tax for U.S. income taxes, an individual may not get fully credit because of the timing differences. You should consult with a personal tax adviser regarding the tax consequences of purchasing an annuity contract and/or a proposed distribution.

Qualified Annuity Contracts

Under a qualified annuity, since amounts paid into the Contract have generally not yet been taxed, the full amount of all distributions, including lump-sum withdrawals and annuity payments, are generally taxed at the ordinary income tax rate unless the distribution is transferred to an eligible rollover account or Contract. The Contract is available as a vehicle for IRA rollovers and for other qualified Contracts. There are special rules which govern the taxation of qualified Contracts, including withdrawal restrictions, requirements for mandatory distributions, and contribution limits. We have provided a more complete discussion in the SAI.

Note to participants in qualified plans including 401, 403(b), 457 as well as IRA owners: While annual plan contribution limits may be increased from time to time by Congress and the IRS for federal income tax purposes, these limits must be adopted by each state for the higher limits to be effective at a state income tax level. In other words, the permissible contribution limit for income tax purposes may be different at the federal level from your state's income tax laws. Please consult your employer or tax advisor regarding this issue.

Penalty Tax for Premature Distributions

For both qualified and nonqualified contracts, taxable distributions taken before the contract owner has reached the age of 59 1/2 will be subject to a 10% additional tax penalty unless the distribution is taken in a series of periodic distributions, for life or life expectancy, or unless the distribution follows the death or disability of the contract owner. Other exceptions may be available in certain qualified plans. This is in addition to any penalites which may apply under your Contract.

Diversification Requirements for Variable Annuities

The Code requires that any nonqualified variable annuity Contracts based on a separate account shall not be treated as an annuity for any period if investments made in the account are not adequately diversified. Final tax regulations define how separate accounts must be diversified. The Company monitors the diversification of investments constantly and believes that its accounts are adequately diversified. The consequence of any failure to diversify is essentially the loss to the Contract owner of tax deferred treatment. The Company intends to administer all Contracts subject to this provision of law in a manner that will maintain adequate diversification.

Ownership of the Investments

In certain circumstances, owners of variable annuity Contracts have been considered to be the owners of the assets of the underlying separate account for Federal income tax purposes due to their ability to exercise investment control over those assets. When this is the case, the contract owners have been currently taxed on income and gains attributable to the variable account assets. There is little guidance in this area, and some features of the Contract, such as the flexibility of the contract owner to allocate premium payments and transfer amounts among the funding options, have not been addressed in public rulings. While we believe that the Contract does not give the contract owner investment control over separate account assets, we reserve the right to modify the Contract as necessary to prevent a contract owner from being treated as the owner of the separate account assets supporting the Contract.

Mandatory Distributions For Qualified Plans

Federal tax law requires that minimum annual distributions begin by April 1st of the calendar year following the calendar year in which an IRA owner attains age 70 1/2. Participants in qualified plans and 403(b) annuities may defer minimum distributions until the later of April 1st of the calendar year following the calendar year in which they attain age 70 1/2 or the year of retirement.

Minimum Distributions For Beneficiaries When a death benefit becomes due upon the death of the owner and/or annuitant, minimum distributions may be taken over the life expectancy of the beneficiary not less than annually within one year from the date of death or the funds remaining in the Contract must be completely withdrawn within five years from the date of death.

Taxation of Death Benefit Proceeds

Amounts may be distributed from a Contract because of the death of an owner or annuitant. Generally, such amounts are includible in the income of the recipient as follows: (i) if distributed in a lump sum, they are taxed in the same manner as a full surrender of the contract; or (ii) if distributed under a payment option, they are taxed in the same way as annuity payments.

MANAGED SEPARATE ACCOUNTS

As described earlier in this prospectus, there are various funding options available to you under your Universal Annuity Contract. You may select from several variable funding options, which are described in detail in separate prospectuses. In addition, you may choose to invest in one or more of the managed separate accounts (the “Accounts”) also offered through your Contract. Detailed information regarding these Accounts such as investment objectives, investment techniques, risk factors and management of the Accounts, is provided below. Not all funding options or Accounts may be available to you. Please refer to your Contract. There can be no assurance that the Accounts’ investment objectives will be achieved.

The Travelers Growth and Income Stock Account

for Variable Annuities (Account GIS)

Investment Adviser: TIMCO

Portfolio Manager: Sandip Bhagat

Investment Objective: Long-term accumulation of principal through capital appreciation and retention of net investment income.

Key Investments: Common stock of large U.S. companies.

Selection Process: The Account normally invests at least 80% of its assets in equity securities (“80% investment policy”). Account GIS invests primarily in stocks of large U.S. companies representing a wide range of industries. Stock selection is based on a quantitative screening process, which favors companies that achieve earnings growth above consensus expectations, and whose stocks offer attractive relative value. In order to achieve consistent performance, TIMCO manages Account GIS to mirror the overall risk, sector weightings and growth value style characteristics of the Standard & Poor's 500 Stock Index ("S&P 500"). The S&P 500 is a value-weighted equity index comprised mainly of large-company stocks.

80% Investment Policy: The Account will notify shareholders at least 60 days’ prior to changing its 80% investment policy.

Additional Investments, Investment Strategies and Techniques: Account GIS, to a lesser extent, will invest in other securities. A complete description of all investments, and their associated risks, is contained in the SAI. These additional investments include, but are not limited to, the following:

    fixed-income securities such as bonds and notes, including U.S. Government securities;
    exchange-traded stock index futures
    covered call options, put options
    foreign securities

For a complete list of all investments available to Account GIS, please refer to the “Investments at a Glance” table at the end of this section and in the SAI.

Principal Risk Factors: Account GIS is most subject to equities risk. For a complete discussion of equities risk and other risks carried by the investments of Account GIS, please refer to the “Investments, Practices and Risks” section of this prospectus. Please see the SAI for a detailed description of all investments, and their associated risks, available to Account GIS.

Fundamental Investment Policies

The fundamental investment policies of Account GIS permit it to:

1.	invest up to 5% of its assets in the securities of any one issuer (exclusive of securities issued or guaranteed by the United States government, its agencies or instrumentalities;

2.	borrow from banks in amounts of up to 5% of its assets, but only for emergency purposes;

3.	purchase interests in real estate represented by securities for which there is an established market;

4.	make loans through the acquisition of a portion of a privately placed issue of bonds, debentures or other evidences of indebtedness of a type customarily purchased by institutional investors;

5.	acquire up to 10% of the voting securities of any one issuer (it is the present practice of Account GIS not to exceed 5% of the voting securities of any one issuer);

6.	make purchases on margin in the form of short-term credits which are necessary for the clearance of transactions; and place up to 5% of its net asset value in total margin deposits for positions in futures contracts; and

7.	invest up to 5% of its assets in restricted securities (securities which may not be publicly offered without registration under the Securities Act of 1933).

The Travelers Quality Bond Account

for Variable Annuities (Account QB)

Investment Adviser: TAMIC

Portfolio Manager: F. Denney Voss

Investment Objective: Current income, moderate capital volatility and total return.

Key Investments: Investment grade debt securities and money market instruments.

Selection Process: The Account normally invests at least 80% of its assets in investment-grade bonds and debt securities (“80% investment policy”). Investment-grade bonds are those rated within the three highest categories by Standard & Poors Ratings Group, Moody’s Investors Service, Inc., or any other nationally recognized statistical rating organization, or if, unrated, determined to be of comparable quality by the adviser. The adviser expects that the Fund’s investments generally will maintain an average duration of 5 years or less. Investment in longer term obligations may be made if the manager decides that the investment yields justify a longer term commitment. No more than 25% of the value of the Account’s total assets will be invested in any one industry. The portfolio will be actively managed and, under certain market conditions, investments may be sold prior to maturity.

80% Investment Policy: The Account will notify shareholders at least 60 days’ prior to changing its 80% investment policy.

Additional Investments, Investment Strategies and Techniques: Account QB may invest in many types of fixed-income securities and employ various types of strategies. A complete description of all investments, and their associated risks, is contained in the SAI. These additional investments include, but are not limited to, the following:

    treasury bills
    repurchase agreements
    commercial paper
    certificates of deposit
    banker’s acceptances
    bonds, notes, debentures
    convertible securities
    when-issued securities
    interest rate future contracts

Commercial paper rated in the top category by a nationally recognized statistical rating organization is included in the Account’s 80% investment policy.

For a complete list of all investments available to Account QB, please refer to the “Investments at a Glance” table at the end of this section and in the SAI.

Principal Risk Factors: Account QB is most subject to fixed-income securities risk. For a complete discussion of fixed-income securities risk and other risks carried by the investments of Account QB, please refer to the “Investments, Practices and Risks” section of this prospectus.

Fundamental Investment Policies

The fundamental investment policies of Account QB permit it to:

1.	invest up to 15% of the value of its assets in the securities of any one issuer (exclusive of obligations of the United States government and its instrumentalities, for which there is no limit);

2.	borrow from banks in amounts of up to 5% of its assets, but only for emergency purposes;

3.	purchase interests in real estate represented by securities for which there is an established market;

4.	make loans through the acquisition of a portion of a privately placed issue of bonds, debentures or other evidences of indebtedness of a type customarily purchased by institutional investors;

5.	acquire up to 10% of the voting securities of any one issuer (it is the present practice of Account QB not to exceed 5% of the voting securities of any one issuer); and

6.	make purchases on margin in the form of short-term credits which are necessary for the clearance of transactions; and place up to 5% of its net asset value in total margin deposits for positions in futures contracts.

The Travelers Money Market Account

for Variable Annuities (Account MM)

Investment Adviser: TAMIC

Portfolio Manager: Emil J. Molinaro, Jr.

Investment Objective: Preservation of capital, a high degree of liquidity and high current income.

Key Investments: Money market instruments.

Selection Process: The Account is a “money market” Account that invests in high quality U.S. dollar denominated money market instruments. High quality instruments generally are rated in the highest rating category by national rating agencies or are deemed comparable. Eligible securities must have a remaining maturity of 13 months or less (subject to certain exceptions). The Account’s manager selects from the following or other similar investments, as described in the “Investments at a Glance” table at the end of this section and in the SAI.

Commercial Paper and Short-Term Corporate Debt	Commercial paper is short-term unsecured promissory notes issued by corporations to finance their short-term credit needs. Commercial paper is usually sold at a discount and is issued with a maturity of not more than 9 months. Short-term corporate debt that the Fund may purchase includes notes and bonds issued by corporations to finance longer-term credit needs. These debt securities are issued with maturities of more than 9 months. The Account may purchase short-term corporate debt with a remaining maturity of 397 days or less at the time of purchase.

U.S. Government Money Market Securities	These are short-term debt instruments issued or guaranteed by the U.S. Government or its agencies, instrumentalities or government-sponsored enterprises. The full faith and credit of the United States does not back all U.S. Government securities. For example, securities issued by Fannie Mae are supported by that agency’s right to borrow from the U.S. Treasury under certain circumstances. Other U.S. government securities, such as those issued by the Federal Farm Credit Banks Funding Corporation, are supported only by the credit of the entity that issued them.

Credit and Liquidity Enhancements	Enhancements include letters of credit, guarantees, puts and demand features, and insurance provided by domestic or foreign entities such as banks and other financial institutions. Credit and liquidity enhancements are designed to enhance the credit quality of an instrument to eligible security status. However, they expose the Fund to the credit risk of the entity providing the credit or liquidity enhancement. Changes in the credit quality of the provider could affect the value of the security and the Fund’s share price.

Put Features	Entitle the holder to put or sell a security back to the issuer or another party who issued the put. Demand features, standby commitments, and tender options are types of put features. In exchange for getting the put, the Fund may accept a lower rate of interest. The Fund evaluates the credit quality of the put provider as well as the issuer, if a different party. The put provider’s creditworthiness affects the credit quality of the investment.

Variable and Floating Rate Securities	Have interest rates that adjust periodically, which may be either at specific intervals or whenever an external benchmark rate changes. Interest-rate adjustments are designed to help maintain a stable price for the security.

Repurchase Agreements	These agreements permit the Account to buy a security at one price and, at the same time, agree to sell it back at a higher price. Delays or losses to the Account could result if the other party to the agreement defaults or becomes insolvent.

Principal Risk Factors

Corporate debt securities held by the Account may be subject to several types of investment risk, including market or interest-rate risk. This risk relates to the change in market value caused by fluctuations in prevailing interest rates and credit risk, which, in turn, relates to the ability of the issuer to make timely interest payments and to repay the principal at maturity. Short-term corporate debt is less subject to market or interest-rate risk than longer-term corporate debt. Certain corporate debt securities may be subject to call or income risk. This risk appears during periods of falling interest rates and involves the possibility that securities with high interest rates will be prepaid or “called” by the issuer prior to maturity.

Because interest rates on money market instruments fluctuate in response to economic factors, rates on the Account’s short-term investments and the daily dividends paid to its shareholders will vary, rising or falling with short-term interest rates generally. Yields from short-term securities may be lower than yields from longer-term securities. Also, the value of the Account’s securities generally varies inversely with interest rates, the amount of outstanding debt and other factors. This means that the value of the Account’s investments usually increases as short-term interest rates fall and decreases as short-term interest rates rise.

Account investments may be unprofitable in a time of sustained high inflation. In addition, the Account’s investments in certificates of deposit issued by U.S. branches of foreign banks and foreign branches of U.S. banks involve somewhat more risk, but also more potential reward, than investments in comparable domestic obligations.

Fundamental Investment Policies

The fundamental investment policies of Account MM permit it to:

1.	invest up to 25% of its assets in the securities of issuers in any single industry (exclusive of securities issued by domestic banks and savings and loan associations, or securities issued or guaranteed by the United States government, its agencies, authorities or instrumentalities); neither all finance companies, as a group, nor all utility companies, as a group, are considered a single industry for the purpose of this restriction;

2.	invest up to 5% of its assets in the securities of any one issuer, other than securities issued or guaranteed by the United States Government. However, Account MM may invest up to 25% of its total assets in first tier securities, as defined in Rule 2a-7, of a single issuer for a period of up to three business days after the purchase thereof;

3.	acquire up to 10% of the outstanding securities of any one issuer (exclusive of securities issued or guaranteed by the United States government, its agencies or instrumentalities);

4.	borrow money from banks on a temporary basis in an aggregate amount not to exceed one third of Account MM’s assets (including the amount borrowed); and

5.	pledge, hypothecate or transfer, as security for indebtedness, any securities owned or held by Account MM as may be necessary in connection with any borrowing mentioned above and in an aggregate amount of up to 5% of Account MM’s assets.

The Travelers Timed Growth and Income Stock Account

For Variable Annuities (Account TGIS)

Investment Adviser: TIMCO

Portfolio Managers: Sandip Bhagat

Investment Objective: Long-term accumulation of principal through capital appreciation and retention of net investment income.

Key Investments: Common stock of large U.S. companies.

Selection Process: The Account normally invests at least 80% of its assets in equity securities (“80% investment policy”). Account TGIS invests primarily in stocks of large U.S. companies representing a wide range of industries, while maintaining a highly marketable portfolio in order to accommodate cash flows associated with market-timing moves. Stock selection is based on a quantitative screening process, which favors companies that achieve earnings growth above consensus expectations, and whose stocks offer attractive relative value. In order to achieve consistent performance, TIMCO manages Account TGIS to mirror the overall risk, sector weightings and growth value style characteristics of the Standard & Poor’s 500 Stock Index (“S&P 500”). The S&P 500 is a value-weighted equity index comprised mainly of large-company stocks.

80% Investment Policy: The Account will notify shareholders at least 60 days’ prior to changing its 80% investment policy.

Additional Investments, Investment Strategies and Techniques: Account TGIS will also use exchange-traded financial futures contracts to facilitate market-timed moves, and as a hedge to protect against changes in stock prices or interest rates. Account TGIS, to a lesser extent, may invest in other securities. These additional investments include, but are not limited to, the following:

    fixed-income securities such as bonds and notes;
    including U.S. Government securities
    covered call options, put options
    foreign securities

For a complete list of all investments available to Account TGIS, please refer to the “Investments at a Glance” table at the end of this section and in the SAI.

Principal Risk Factors: Account TGIS is most subject to equities risk and market-timing risk. For a complete discussion of these and other risks carried by the investments of Account GIS, please refer to the “Investments, Practices and Risks” section of this prospectus. Please see the SAI for a detailed description of all investments, and their associated risks, available to Account TGIS.

Fundamental Investment Policies

The fundamental investment policies of Account TGIS are the same as Account GIS. (See “Account GIS —Fundamental Investment Policies.”)

The Travelers Timed Short-Term Bond Account

For Variable Annuities (Account TSB)

Investment Adviser: TIMCO

Portfolio Manager: Emil Molinaro, Jr.

Investment Objective: High current income with limited price volatility while maintaining a high degree of liquidity.

Key Investments: High quality fixed-income securities.

Selection Process: The Account normally invests at least 80% of its assets in high quality U.S. dollar denominated instruments (“80% investment policy”). High quality instruments generally are rated in the highest rating category by national rating agencies or are deemed comparable. The weighted average maturity of the portfolio is not expected to exceed 9 months. The Account’s manager selects from the following or other similar investments, as described in the “Investments at a Glance” table at the end of this section and in the SAI.

80% Investment Policy: The Account will notify shareholders at least 60 days prior to changing its 80% investment policy.

Commercial Paper And Short-Term Corporate Debt	Commercial paper is short-term unsecured promissory notes issued by corporations to finance their short-term credit needs. Commercial Paper is usually sold at a discount and is issued with a maturity of not more than 9 months. Short-term corporate debt that the Fund may purchase includes notes and bonds rated at least AA with final maturities of 18 months or less at time of purchase.

U.S. Government Securities	These are short-term debt instruments issued or guaranteed by the U.S. Government or its agencies, instrumentalities or government-sponsored enterprises. The full faith and credit of the United States does not back all U.S. Government securities. For example, securities issued by Fannie Mae are supported by that agency’s right to borrow from the U.S. Treasury under certain circumstances. Other U.S. Government securities, such as those issued by the Federal Farm Credit Banks Funding Corporation, are supported only by the credit of the entity that issued them.

Repurchase Agreements	Permit the Account to buy a security at one price and, at the same time, agree to sell it back at a higher price. Delays or losses to the Account could result if the other party to the agreement defaults or becomes insolvent.

Principal Risk Factors

Corporate debt securities held by the Account may be subject to several types of investment risk, including market or interest-rate risk. This risk relates to the change in market value caused by fluctuations in prevailing interest rates and credit risk, which, in turn, relates to the ability of the issuer to make timely interest payments and to repay the principal at maturity. Short-term corporate debt is less subject to market or interest-rate risk than longer-term corporate debt. Certain corporate debt securities may be subject to call or income risk. This risk appears during periods of falling interest rates and involves the possibility that securities with high interest rates will be prepaid or “called” by the issuer prior to maturity.

Because interest rates on money market instruments fluctuate in response to economic factors, rates on the Account’s short-term investments and the daily dividends paid to its shareholders will vary, rising or falling with short-term interest rates generally. Yields from short-term securities may be lower than yields from longer-term securities. Also, the value of the Account’s securities generally varies inversely with interest rates, the amount of outstanding debt and other factors. This means that the value of the Account’s investments usually increases as short-term interest rates fall and decreases as short-term interest rates rise.

Fundamental Investment Policies

The fundamental investment policies of Account TSB permit it to:

1.	invest up to 25% of its assets in the securities of issuers in any single industry (exclusive of securities issued by domestic banks and savings and loan associations, or securities issued or guaranteed by the United States government, its agencies, authorities or instrumentalities); neither all finance companies, as a group, nor all utility companies, as a group, are considered a single industry for the purpose of this restriction;

2.	invest up to 10% of its assets in the securities of any one issuer, including repurchase agreements with any one bank or dealer (exclusive of securities issued or guaranteed by the United States government, its agencies or instrumentalities);

3.	acquire up to 10% of the outstanding securities of any one issuer (exclusive of securities issued or guaranteed by the United States government, its agencies or instrumentalities);

4.	borrow money from banks on a temporary basis in an aggregate amount not to exceed one third of Account TSB’s assets (including the amount borrowed); and

5.	pledge, hypothecate or transfer, as security for indebtedness, any securities owned or held by Account TSB as may be necessary in connection with any borrowing mentioned above and in an aggregate amount of up to 5% of Account TSB’s assets.

The Travelers Timed Aggressive Stock Account

For Variable Annuities (Account TAS)

Investment Adviser: TIMCO

Portfolio Manager: Sandip Bhagat

Investment Objective: Growth of capital

Key Investments: Common stock of mid-size U.S. companies

Selection Process: The Account normally invests at least 80% of its assets in equity securities (“80% investment policy”). In selecting investments for the portfolio, TIMCO identifies stocks that appear to be undervalued. A computer model reviews over one thousand stocks using fundamental and technical criteria such as price relative to book value, earnings growth and momentum, and the change in price relative to a broad composite stock index.

Computer-aided analysis may also be used to match certain characteristics of the portfolio, such as industry sector representation, to the characteristics of a market index, or to impose a tilt toward certain attributes. Account TAS currently focuses on mid-sized domestic companies with market capitalizations that fall between $500 million and $10 billion.

80% Investment Policy: The Account will notify shareholders at least 60 days’ prior to changing its 80% investment policy.

Additional Investments, Investment Strategies and Techniques: Account TAS may invest in smaller or larger companies without limitation. A complete description of all investments, and their associated risks, is contained in the SAI. These additional investments include, but are not limited to, the following:

    convertible securities
    rights and warrants
    foreign securities
    illiquid securities
    money market instruments
    call or put options

In addition, Account TAS will use exchange-traded futures contracts to facilitate market-timed moves. For a complete list of all investments available to Account TAS, please refer to the “Investments at a Glance” table at the end of this section and in the SAI.

Principal Risk Factors: Account TAS is most subject to equities risk, including smaller companies risk, and market-timing risk. For a complete discussion of these types of risk as well as other risks carried by the investments of Account TAS, please refer to the “Investments, Practices and Risks” Section of this prospectus. Please see the SAI for a detailed description of all investments, and their associated risks, available to Account TAS.

Fundamental Investment Policies

The fundamental investment policies of Account TAS permit it to:

1.	invest up to 5% of its assets in the securities of any one issuer;

2.	borrow money from banks in amounts of up to 10% of its assets, but only as a temporary measure for emergency or extraordinary purposes;

3.	pledge up to 10% of its assets to secure borrowings;

4.	invest up to 25% of its assets in the securities of issuers in the same industry; and

5.	invest up to 10% of its assets in repurchase agreements maturing in more than seven days and securities for which market quotations are not readily available.

Investments at a Glance

Each Account invests in various instruments subject to its particular investment policies. The Accounts invest in some or all of the following, as indicated below. These techniques and practices are described together with their risks, in the SAI.

Investment Techniques	GIS	MM	QB	TAS	TGIS	TSB
Affiliated Bank Transactions
American Depositary Receipts	X		X	X	X
Asset-Backed Mortgage Securities	X		X	X	X
Bankers Acceptances	X	X	X	X	X	X
Buying Put and Call Options	X			X	X
Certificates of Deposit	X	X	X	X	X	X
Commercial Paper	X	X	X	X	X	X
Convertible Securities	X		X	X
Corporate Asset-Backed Securities	X		X	X	X	X
Debt Securities	X	X	X	X	X	X
Emerging Market Securities
Equity Securities	X		X	X	X
Floating & Variable Rate Instruments	X	X	X	X	X	X
Foreign Securities	X	X	X	X	X
Forward Contracts on Foreign Currency
Futures Contracts	X		X	X	X
Illiquid Securities	X	X	X	X	X	X
Indexed Securities			X		X	X
Index Futures Contracts	X		X	X	X
Investment Company Securities
Investment in Unseasoned Companies	X		X	X	X
Lending Portfolio Securities
Letters of Credit	X		X	X	X
Loan Participations
Money Market Instruments	X	X	X	X	X	X
Options on Foreign Currencies
Options on Index Futures Contracts	X		X	X	X	X
Options on Stock Indices	X				X
Other Direct Indebtedness		X
Real Estate-Related Instruments	X		X	X	X
Repurchase Agreements	X	X	X	X	X	X
Reverse Repurchase Agreements	X		X	X	X
Short Sales “Against the Box”
Short-Term Money Market Instruments	X	X	X	X	X	X
Swap Agreements
Temporary Bank Borrowing	X	X	X	X	X	X
U.S. Government Securities	X	X	X	X	X	X
Variable Amount Master Demand Notes	X	X	X	X	X	X
When-Issued and Delayed Delivery Securities	X		X	X	X
Writing Covered Call Options	X			X	X

Appendix A Condensed Financial Information

THE TRAVELERS FUND U FOR VARIABLE ANNUITIES
Accumulation Unit Values (in dollars)

	2001		2000**		1999**		1998**		1997**

	Q	NQ	Q	NQ	Q	NQ	Q	NQ	Q	NQ
Capital Appreciation Fund* (12/87)
Unit Value at beginning of year	7.058	7.319	9.148	9.487	6.033	6.257	3.779	3.920	3.034	3.146
Unit Value at end of year	5.151	5.342	7.058	7.319	9.148	9.487	6.033	6.257	3.779	3.920
Number of units outstanding at end of year (thousands)	127,991	9,604	136,178	12,231	131,075	11,805	104,732	11,574	84,250	9,791

High Yield Bond Trust (1/88)
Unit Value at beginning of year	3.530	3.566	3.539	3.576	3.432	3.468	3.261	3.295	2.833	2.863
Unit Value at end of year	3.818	3.858	3.530	3.566	3.539	3.576	3.432	3.468	3.261	3.295
Number of units outstanding at end of year (thousands)	6,815	906	5,541	763	6,319	898	6,959	1,011	6,673	973

Managed Assets Trust (12/87)
Unit Value at beginning of year	4.890	5.264	5.033	5.417	4.462	4.802	3.720	4.004	3.105	3.342
Unit Value at end of year	4.584	4.934	4.890	5.264	5.033	5.417	4.462	4.802	3.720	4.004
Number of units outstanding at end of year (thousands)	47,163	5,169	50,788	5,690	54,963	6,248	53,900	5,958	53,841	5,164

	1996**		1995**		1994**		1993**		1992**

	Q	NQ	Q	NQ	Q	NQ	Q	NQ	Q	NQ

Capital Appreciation Fund*
Unit Value at beginning of year	2.396	2.485	1.779	1.845	1.892	1.962	1.665	1.727	1.433	1.487
Unit Value at end of year	3.034	3.146	2.396	2.485	1.779	1.845	1.892	1.962	1.665	1.727
Number of units outstanding at end of year (thousands)	64,294	7,828	45,979	4,415	40,160	3,605	30,003	2,825	16,453	1,020

High Yield Bond Trust
Unit Value at beginning of year	2.472	2.498	2.167	2.189	2.222	2.245	1.974	1.994	1.767	1.785
Unit Value at end of year	2.833	2.863	2.472	2.498	2.167	2.189	2.222	2.245	1.976	1.994
Number of units outstanding at end of year (thousands)	5,312	657	4,592	498	4,708	585	5,066	603	4,730	428

Managed Assets Trust
Unit Value at beginning of year	2.763	2.975	2.201	2.369	2.281	2.455	2.111	2.273	2.034	2.189
Unit Value at end of year	3.105	3.342	2.763	2.975	2.201	2.369	2.281	2.455	2.111	2.273
Number of units outstanding at end of year (thousands)	55,055	4,632	57,020	4,114	58,355	4,813	63,538	4,490	65,926	4,120

______________

Q=Qualified

NQ=Nonqualified

The financial statements of Fund U are contained in the Annual Report which should be read along with this information and which is incorporated by reference into the SAI. The consolidated financial statements of The Travelers Insurance Company and Subsidiaries are contained in the SAI.

*	Prior to May 1, 1994, the Capital Appreciation Fund was known as the Aggressive Stock Trust.
**	For this time period, “Number of units outstanding at end of year” may include annuity units.

Condensed Financial Information

THE TRAVELERS FUND U FOR VARIABLE ANNUITIES
Accumulation Unit Values (Continued)

	2001	2000**	1999**	1998**	1997**	1996**	1995**	1994**	1993**	1992**

Dreyfus Stock Index Fund (1/92)
Unit Value at beginning of year	3.319	3.704	3.110	2.456	1.870	1.546	1.144	1.148	1.064	1.000
Unit Value at end of year	2.878	3.319	3.704	3.110	2.456	1.870	1.546	1.144	1.148	1.064
Number of units outstanding at end of year	163,758	167,538	168,819	147,531	109,317	66,098	43,247	31,600	26,789	2,089
Alliance Variable Products Series Fund, Inc. (5/01)
Premier Growth Portfolio
Unit Value at beginning of year	1.000	—	—	—	—	—	—	—	—	—
Unit Value at end of year	0.856	—	—	—	—	—	—	—	—	—
Number of units outstanding at end of year	849	—	—	—	—	—	—	—	—	—
CitiStreet Funds, Inc (1)
CitiStreet Large Company Stock Fund (6/93) (2)
Unit Value at beginning of year	2.022	2.408	2.445	2.143	1.647	1.354	.990	1.012	1.000	—
Unit Value at end of year	1.683	2.022	2.408	2.445	2.143	1.647	1.354	.990	1.012	—
Number of units outstanding at end of year	199,521	172,084	176,542	187,872	185,895	170,552	137,330	100,082	37,136	—
CitiStreet Small Company Stock Fund (5/93) (3)
Unit Value at beginning of year	2.041	1.877	1.390	1.541	1.460	1.526	1.168	1.079	1.000	—
Unit Value at end of year	2.047	2.041	1.877	1.390	1.541	1.460	1.526	1.168	1.079	—
Number of units outstanding at end of year	100,537	143,473	181,955	187,717	162,146	122,877	103,815	73,838	27,011	—
CitiStreet International Stock Fund (5/93) (4)
Unit Value at beginning of year	2.147	2.364	1.806	1.592	1.534	1.274	1.084	1.180	1.000	—
Unit Value at end of period	1.666	2.147	2.364	1.806	1.592	1.534	1.274	1.084	1.180	—
Number of units outstanding at end of year	157,165	124,882	147,994	161,690	143,959	121,896	70,364	47,096	16,944	—
CitiStreet Diversified Bond Fund (6/93) (5)
Unit Value at beginning of year	1.551	1.398	1.456	1.352	1.221	1.221	.990	1.085	1.000	—
Unit Value at end of year	1.637	1.551	1.398	1.456	1.352	1.221	1.221	.990	1.085	—
Number of units outstanding at end of year	223,601	144,751	163,822	170,067	159,728	137,075	101,376	70,928	25,467	—
Dreyfus Variable Investment Fund
Small Cap Portfolio (5/98)
Unit Value at beginning of year	1.171	1.046	0.860	1.000	—	—	—	—	—	—
Unit Value at end of year	1.085	1.171	1.046	0.860	—	—	—	—	—	—
Number of units outstanding at end of year	38,617	30,293	8,737	4,815	—	—	—	—	—	—

Condensed Financial Information

THE TRAVELERS FUND U FOR VARIABLE ANNUITIES
Accumulation Unit Values (Continued)

	2001	2000**	1999**	1998**	1997**	1996**	1995**	1994**	1993**	1992**

Franklin Templeton Variable Insurance Products Trust
Franklin Small Cap Fund (Class 2) (5/01)
Unit Value at beginning of year	1.000	—	—	—	—	—	—	—	—	—
Unit Value at end of year	0.929	—	—	—	—	—	—	—	—	—
Number of units outstanding at end of year	500	—	—	—	—	—	—	—	—	—
Templeton Asset Strategy Fund (Class 1) (1/92)
Unit Value at beginning of year	2.615	2.640	2.176	2.070	1.815	1.546	1.277	1.333	1.070	1.000
Unit Value at end of year	2.331	2.615	2.640	2.176	2.070	1.815	1.546	1.277	1.333	1.070
Number of units outstanding at end of year	67,577	76,625	88,551	105,824	124,603	113,809	107,460	103,407	51,893	13,888
Templeton Global Income Securities Fund (Class 1) (1/92)†
Unit Value at beginning of year	1.399	1.345	1.447	1.367	1.351	1.250	1.101	1.172	1.065	1.000
Unit Value at end of year	1.417	1.399	1.345	1.447	1.367	1.351	1.250	1.101	1.172	1.065
Number of units outstanding at end of year	6,082	6,528	7,676	9,863	10,502	10,260	10,527	10,186	8,014	3,477
Templeton Growth Securities Fund (Class 1) (1/92)
Unit Value at beginning of year	2.990	2.819	2.211	2.211	2.001	1.655	1.338	1.385	1.047	1.000
Unit Value at end of year	2.924	2.990	2.819	2.211	2.211	2.001	1.655	1.338	1.385	1.047
Number of units outstanding at end of year	121,106	132,342	144,148	164,479	180,876	154,614	122,937	101,462	43,847	10,433
Greenwich Street Series Fund
Fundamental Value Portfolio (5/01)
Unit Value at beginning of year	1.000	—	—	—	—	—	—	—	—	—
Unit Value at end of year	0.921	—	—	—	—	—	—	—	—	—
Number of units outstanding at end of year	10,466	—	—	—	—	—	—	—	—	—
Janus Aspen Series
International Growth Portfolio (5/01)
Unit Value at beginning of year	1.000	—	—	—	—	—	—	—	—	—
Unit Value at end of year	0.834	—	—	—	—	—	—	—	—	—
Number of units outstanding at end of year	768	—	—	—	—	—	—	—	—	—
Putnam Variable Trust
Putnam VT International Growth Portfolio (5/01)
Unit Value at beginning of year	1.000	—	—	—	—	—	—	—	—	—
Unit Value at end of year	0.858	—	—	—	—	—	—	—	—	—
Number of units outstanding at end of year	860	—	—	—	—	—	—	—	—	—

Condensed Financial Information

THE TRAVELERS FUND U FOR VARIABLE ANNUITIES
Accumulation Unit Values (Continued)

	2001	2000**	1999**	1998**	1997**	1996**	1995**	1994**	1993**	1992**

Putnam VT Small Cap Value Portfolio (5/01)
Unit Value at beginning of year	1.000	—	—	—	—	—	—	—	—	—
Unit Value at end of year	1.090	—	—	—	—	—	—	—	—	—
Number of units outstanding at end of year	11,978	—	—	—	—	—	—	—	—	—
Salomon Brothers Variable Series Fund Inc.
Capital Fund (5/01)
Unit Value at beginning of year	1.000	—	—	—	—	—	—	—	—	—
Unit Value at end of year	0.945	—	—	—	—	—	—	—	—	—
Number of units outstanding at end of year	11,455	—	—	—	—	—	—	—	—	—
Investors Fund (5/01)
Unit Value at beginning of year	1.000	—	—	—	—	—	—	—	—	—
Unit Value at end of year	0.916	—	—	—	—	—	—	—	—	—
Number of units outstanding at end of year	2,700	—	—	—	—	—	—	—	—	—
Small Cap Growth Fund (5/01)
Unit Value at beginning of year	1.000	—	—	—	—	—	—	—	—	—
Unit Value at end of year	0.971	—	—	—	—	—	—	—	—	—
Number of units outstanding at end of year	508	—	—	—	—	—	—	—	—	—
Travelers Series Fund, Inc.
Alliance Growth Portfolio (2/95)
Unit Value at beginning of year	2.810	3.480	2.664	2.091	1.640	1.284	1.000	—	—	—
Unit Value at end of year	2.404	2.810	3.480	2.664	2.091	1.640	1.284	—	—	—
Number of units outstanding at end of year	45,305	45,021	37,608	31,613	19,535	10,809	2,498	—	—	—
Salomon Brothers Global High Yield Portfolio (3/95)†
Unit Value at beginning of year	1.464	1.403	1.446	1.487	1.402	1.195	1.000	—	—	—
Unit Value at end of year	1.539	1.464	1.403	1.446	1.487	1.402	1.195	—	—	—
Number of units outstanding at end of year	298	205	193	240	222	242	162	—	—	—
MFS Total Return Portfolio (2/95)
Unit Value at beginning of year	2.099	1.822	1.798	1.630	1.362	1.205	1.000	—	—	—
Unit Value at end of period	2.073	2.099	1.822	1.798	1.630	1.362	1.205	—	—	—
Number of units outstanding at end of year	31,854	24,307	23,142	22,751	14,655	7,302	2,734	—	—	—
Putnam Diversified Income Portfolio (3/95)†
Unit Value at beginning of year	1.252	1.273	1.275	1.282	1.206	1.128	1.000	—	—	—
Unit Value at end of year	1.289	1.252	1.273	1.275	1.282	1.206	1.128	—	—	—
Number of units outstanding at end of year	5,512	5,639	6,580	7,549	5,171	2,375	774	—	—	—
Smith Barney Aggressive Growth Portfolio (5/01)
Unit Value at beginning of year	1.000	—	—	—	—	—	—	—	—	—
Unit Value at end of year	0.946	—	—	—	—	—	—	—	—	—
Number of units outstanding at end of year	11,837	—	—	—	—	—	—	—	—	—

Condensed Financial Information

THE TRAVELERS FUND U FOR VARIABLE ANNUITIES
Accumulation Unit Values (Continued)

	2001	2000**	1999**	1998**	1997**	1996**	1995**	1994**	1993**	1992**

Smith Barney High Income Portfolio (3/95)*†
Unit Value at beginning of year	1.289	1.419	1.400	1.412	1.256	1.124	1.000	—	—	—
Unit Value at end of year	1.225	1.289	1.419	1.400	1.412	1.256	1.124	—	—	—
Number of units outstanding at end of year	2,667	2,505	2,379	2,256	1,307	553	138	—	—	—
Smith Barney International All Cap Growth Portfolio (2/95)†
Unit Value at beginning of year	1.775	2.332	1.408	1.339	1.321	1.137	1.000	—	—	—
Unit Value at end of year	1.193	1.755	2.332	1.408	1.339	1.321	1.137	—	—	—
Number of units outstanding at end of year	20,768	19,849	11,829	8,376	7,634	5,777	593	—	—	—
Smith Barney Large Cap Value Portfolio (2/95)†
Unit Value at beginning of year	2.207	1.975	1.999	1.843	1.474	1.246	1.000	—	—	—
Unit Value at end of year	2.001	2.207	1.975	1.999	1.843	1.474	1.246	—	—	—
Number of units outstanding at end of year	15,340	12,672	13,365	13,038	10,871	6,133	1,747	—	—	—
Smith Barney Large Capitalization Growth Portfolio (5/01)
Unit Value at beginning of year	1.000	—	—	—	—	—	—	—	—	—
Unit Value at end of year	0.908	—	—	—	—	—	—	—	—	—
Number of units outstanding at end of year	996	—	—	—	—	—	—	—	—	—
Travelers Series Trust
Disciplined Mid Cap Stock Portfolio (5/98)
Unit Value at beginning of year	1.342	1.165	1.040	1.000	—	—	—	—	—	—
Unit Value at end of year	1.272	1.342	1.165	1.040	—	—	—	—	—	—
Number of units outstanding at end of year	25,260	20,157	2,429	1,388	—	—	—	—	—	—
MFS Mid Cap Growth Portfolio (5/01)
Unit Value at beginning of year	1.000	—	—	—	—	—	—	—	—	—
Unit Value at end of year	0.776	—	—	—	—	—	—	—	—	—
Number of units outstanding at end of year	2,868	—	—	—	—	—	—	—	—	—
Social Awareness Stock Portfolio (5/92)
Unit Value at beginning of year	3.195	3.251	2.842	2.176	1.731	1.461	1.109	1.153	1.086	1.000
Unit Value at end of year	2.661	3.195	3.251	2.842	2.176	1.731	1.461	1.109	1.153	1.086
Number of units outstanding at end of year	17,250	17,315	17,999	13,305	9,539	6,355	4,841	3,499	2,920	1,332
U.S. Government Securities Portfolio (1/92)
Unit Value at beginning of year	1.714	1.517	1.602	1.472	1.323	1.321	1.074	1.153	1.066	1.000
Unit Value at end of year	1.791	1.714	1.517	1.602	1.472	1.323	1.321	1.074	1.153	1.066
Number of units outstanding at end of year	31,716	24,810	27,101	36,339	22,809	19,054	21,339	22,709	22,142	8,566

Condensed Financial Information

THE TRAVELERS FUND U FOR VARIABLE ANNUITIES
Accumulation Unit Values (Continued)

	2001	2000**	1999**	1998**	1997**	1996**	1995**	1994**	1993**	1992**

Utilities Portfolio (2/94)
Unit Value at beginning of year	2.384	1.943	1.969	1.686	1.363	1.284	1.005	1.000	—	—
Unit Value at end of year	1.813	2.384	1.943	1.969	1.686	1.363	1.284	1.005	—	—
Number of units outstanding at end of year	16,847	16,839	15,035	16,378	12,539	13,258	11,918	5,740	—	—
Variable Insurance Products Fund (Fidelity)
Equity-Income Portfolio (7/93)
Unit Value at beginning of year	2.626	2.452	2.335	2.118	1.674	1.484	1.112	—	—	—
Unit Value at end of year	2.464	2.626	2.452	2.335	2.118	1.674	1.484	—	—	—
Number of units outstanding at end of year	163,018	174,162	216,708	243,964	237,050	205,636	153,463	—	—	—
Growth Portfolio (1/92)
Unit Value at beginning of year	3.619	4.117	3.033	2.201	1.805	1.594	1.192	—	—	—
Unit Value at end of year	2.943	3.619	4.117	3.033	2.201	1.805	1.594	—	—	—
Number of units outstanding at end of year	261,476	285,711	301,815	295,980	289,002	274,892	229,299	—	—	—
High Income Portfolio (2/92)
Unit Value at beginning of year	1.585	2.071	1.939	2.052	1.766	1.568	1.316	—	—	—
Unit Value at end of year	1.382	1.585	2.071	1.939	2.052	1.766	1.568	—	—	—
Number of units outstanding at end of year	30,292	35,414	43,922	49,347	48,895	40,309	32,601	—	—	—
Variable Insurance Products Fund II (Fidelity) (1/92)
Asset Manager Portfolio
Unit Value at beginning of year	2.223	2.343	2.135	1.879	1.577	1.394	1.207	1.301	1.088	1.000
Unit Value at end of year	2.105	2.223	2.343	2.135	1.879	1.577	1.394	1.207	1.301	1.088
Number of units outstanding at end of year	145,905	162,774	193,549	226,655	240,064	249,050	270,795	282,474	162,413	30,207
Variable Insurance Products Fund III (Fidelity)
Mid Cap Portfolio (5/01)
Unit Value at beginning of year	1.000	—	—	—	—	—	—	—	—	—
Unit Value at end of year	1.029	—	—	—	—	—	—	—	—	—
Number of units outstanding at end of year	1,515	—	—	—	—	—	—	—	—	—

______________

(1)	Formerly, American Odyssey Funds, Inc.

(2)	Formerly, American Odyssey Core Equity Fund.

(3)	Formerly, American Odyssey Emerging Opportunities Fund

(4)	Formerly, American Odyssey International Equity Fund.

(5)	Formerly, American Odyssey Long-Term Bond Fund. Coinciding with the name change in 2001, American Odyssey Global High Yield Bond Fund and American Odyssey Intermediate-Term Bond Fund merged into Long-Term Bond Fund.

†	No longer available to new Contract Owners.

††	Fund is closed.

**	For this time period, “Number of units outstanding at end of year” may include annuity units.

Date next to each fund’s name reflects date money first came into the fund through the Separate Account. Funds not listed were not yet available as of December 31, 2001. The financial statements of Fund U and the consolidated financial statements of The Travelers Insurance Company are contained in the SAI.

Condensed Financial Information

THE TRAVELERS GROWTH AND INCOME STOCK ACCOUNT FOR VARIABLE ANNUITIES
Per Unit Data for an Accumulation and Annuity Unit outstanding throughout each year (in dollars)

The following information on per unit data and significant ratios and additional data for the three fiscal years ended December 31, 2001 has been audited by KPMG LLP, independent certified public accountants, whose report thereon appears in The Travelers Growth and Income Stock Account (Account GIS) for Variable Annuities Annual Report as of December 31, 2001, and for the years ended December 31 2001 and 2000. The following information on per unit data and significant ratios and additional data for the seven fiscal years ended December 31, 1998 has been audited by other independent accountants. The information set out below should be read in conjunction with the financial statements and related notes that also appear in Account GIS's Annual Report, which is incorporated by reference into the Statement of Additional Information.

Contracts issued on or after May 16, 1983	2001	2000**	1999**	1998**	1997**	1996**	1995**	1994**	1993**	1992**

SELECTED PER UNIT DATA
Total investment income	.254	.232	.256	.234	.228	.212	.205	.189	.184	.188
Operating expenses	.343	.416	.385	.303	.228	.175	.140	.115	.106	.098

Net investment income (loss)	(.089)	(.184)	(.129)	(.069)	.000	.037	.065	.074	.078	.090
Unit Value at beginning of year	20.498	23.436	19.253	14.955	11.371	9.369	6.917	7.007	6.507	6.447
Net realized and change in unrealized gains (losses)	(3.164)	(2.754)	4.312	4.367	3.584	1.965	2.387	(.164)	.422	(.030)

Unit Value at end of year	17,245	20.498	23.436	19.253	14.955	11.371	9.369	6.917	7.007	6.507

SIGNIFICANT RATIOS AND ADDITIONAL DATA
Net increase (decrease) in unit value	(3.25)	(2.94)	4.18	4.30	3.58	2.00	2.45	(.09)	.50	.06
Ratio of operating expenses to average net assets	1.88%	1.85%	1.85%	1.81%	1.70%	1.70%	1.70%	1.65%	1.57%	1.58%
Ratio of net investment income (loss) to average net assets	(.49)%	(.82)%	(.62)%	(.41)%	.00%	.36%	.79%	1.05%	1.15%	1.43%
Number of units outstanding at end of year (thousands)	27,482	29,879	32,648	32,051	29,545	27,578	26,688	26,692	28,497	29,661
Portfolio turnover rate	32%	52%	47%	50%	64%	85%	96%	103%	81%	189%
Contracts issued prior to May 16, 1983	2001	2000**	1999**	1998**	1997**	1996**	1995**	1994**	1993**	1992**

SELECTED PER UNIT DATA
Total investment income	.266	.242	.267	.243	.233	.216	.208	.192	.189	.192
Operating expenses	.311	.376	.347	.272	.201	.154	.123	.100	.092	.085

Net investment income (loss)	(.045)	(.134)	(.080)	(.029)	.032	.062	.085	.092	.097	.107
Unit Value at beginning of year	21.418	24.427	20.017	15.510	11.763	9.668	7.120	7.194	6.664	6.587
Net realized and change in unrealized gains (losses)	(3.309)	(2.875)	4.490	4.536	3.715	2.033	2.463	(.166)	.433	(.030)

Unit Value at end of year	18.064	21.418	24.427	20.017	15.510	11.763	9.668	7.120	7.194	6.664

SIGNIFICANT RATIOS AND ADDITIONAL DATA
Net increase (decrease) in unit value	(3.35)	(3.01)	4.41	4.51	3.75	2.10	2.55	(.07)	.53	.08
Ratio of operating expenses to average net assets	1.63%	1.60%	1.60%	1.56%	1.45%	1.45%	1.45%	1.41%	1.33%	1.33%
Ratio of net investment income (loss) to average net assets	(.24)%	(.57)%	(.37)%	(.16)%	.24%	.60%	1.02%	1.30%	1.40%	1.67%
Number of units outstanding at end of year (thousands)	10,073	11,413	12,646	13,894	15,194	16,554	17,896	19,557	21,841	22,516
Portfolio turnover rate	32%	52%	47%	50%	64%	85%	96%	103%	81%	189%
**	For this time period, “Number of units outstanding at end of year” may include annuity units.

Condensed Financial Information

THE TRAVELERS QUALITY BOND ACCOUNT FOR VARIABLE ANNUITIES
Per Unit Data for an Accumulation and Annuity Unit outstanding throughout each year (in dollars)

The following information on per unit data and significant ratios and additional data for the three fiscal years ended December 31, 2001 has been audited by KPMG LLP, independent certified public accountants, whose report thereon appears in The Travelers Quality Bond Account for Variable Annuities (Account QB) Annual Report as of December 31, 2001, and for the years ended December 31 2001 and 2000. The following information on per unit data and significant ratios and additional data for the seven fiscal years ended December 31, 1998 has been audited by other independent accountants. The information set out below should be read in conjunction with the financial statements and related notes that also appear in Account QB's Annual Report, which is incorporated by reference into the Statement of Additional Information.

Contracts issued on or after May 16, 1983	2001	2000**	1999**	1998**	1997**	1996**	1995**	1994**	1993**	1992**

SELECTED PER UNIT DATA
Total investment income	.402	.427	.378	.350	.342	.368	.319	.310	.299	.311
Operating expenses	.101	.092	.091	.088	.082	.078	.073	.069	.067	.061

Net investment income	.301	.335	.287	.262	.260	.290	.246	.241	.232	.250
Unit Value at beginning of year	6.063	5.810	5.765	5.393	5.060	4.894	4.274	4.381	4.052	3.799
Net realized and change in unrealized gains (losses)	(.055)	(.082)	(.242)	.110	.073	(.124)	.374	(.348)	.097	.003

Unit Value at end of year	6.309	6.063	5.810	5.765	5.393	5.060	4.894	4.274	4.381	4.052

SIGNIFICANT RATIOS AND ADDITIONAL DATA
Net increase (decrease) in unit value	.25	.25	.04	.37	.33	.17	.62	(.11)	.33	.25
Ratio of operating expenses to average net assets	1.57%	1.57%	1.57%	1.57%	1.57%	1.57%	1.57%	1.57%	1.57%	1.58%
Ratio of net investment income to average net assets	4.74%	5.69%	4.97%	4.71%	5.00%	5.87%	5.29%	5.62%	5.41%	6.38%
Number of units outstanding at end of year (thousands)	15,107	14,045	17,412	21,251	21,521	24,804	27,066	27,033	28,472	20,250
Portfolio turnover rate	166%	105%	340%	438%	196%	176%	138%	27%	24%	23%
Contracts issued prior to May 16, 1983	2001	2000**	1999**	1998**	1997**	1996**	1995**	1994**	1993**	1992**

SELECTED PER UNIT DATA
Total investment income	.421	.446	.393	.363	.353	.379	.328	.318	.306	.317
Operating expenses	.089	.081	.080	.076	.071	.067	.063	.059	.058	.050

Net investment income	.332	.365	.313	.287	.282	.312	.265	.259	.248	.267
Unit Value at beginning of year	6.335	6.055	5.994	5.593	5.234	5.050	4.400	4.498	4.150	3.880
Net realized and change in unrealized gains (losses)	(.059)	(.085)	(.252)	.114	.077	(.128)	.385	(.357)	.100	.003

Unit Value at end of year	6.608	6.335	6.055	5.994	5.593	5.234	5.050	4.400	4.498	4.150

SIGNIFICANT RATIOS AND ADDITIONAL DATA
Net increase (decrease) in unit value	.27	.28	.06	.40	.36	.18	.65	(.10)	.35	.27
Ratio of operating expenses to average net assets	1.33%	1.33%	1.33%	1.33%	1.33%	1.33%	1.33%	1.33%	1.33%	1.33%
Ratio of net investment income to average net assets	4.99%	5.93%	5.22%	4.96%	5.25%	6.12%	5.54%	5.87%	5.66%	6.61%
Number of units outstanding at end of year (thousands)	5,116	5,491	6,224	6,880	7,683	8,549	9,325	10,694	12,489	13,416
Portfolio turnover rate	166%	105%	340%	438%	196%	176%	138%	27%	24%	23%

**	For this time period, “Number of units outstanding at end of period” may include annuity units.

Condensed Financial Information

THE TRAVELERS MONEY MARKET ACCOUNT FOR VARIABLE ANNUITIES
Per Unit Data for an Accumulation and Annuity Unit outstanding throughout each year (in dollars)

The following information on per unit data and significant ratios and additional data for the three fiscal years ended December 31, 2001 has been audited by KPMG LLP, independent certified public accountants, whose report thereon appears in The Travelers Money Market Account for Variable Annuities (Account MM) Annual Report as of December 31, 2001, and for the years ended December 31 2001 and 2000. The following information on per unit data and significant ratios and additional data for the seven fiscal years ended December 31, 1998 has been audited by other independent accountants. The information set out below should be read in conjunction with the financial statements and related notes that also appear in Account MM's Annual Report, which is incorporated by reference into the Statement of Additional Information.

Contracts issued on or after May 16, 1983	2001	2000**	1999**	1998**	1997**	1996**	1995**	1994**	1993**	1992**

SELECTED PER UNIT DATA
Total investment income	.114	.167	.130	.133	.128	.121	.127	.087	.065	.077
Operating expenses	.042	.041	.039	.038	.036	.035	.034	.032	.031	.031

Net investment income	.072	.126	.091	.095	.092	.086	.093	.055	.034	.046
Unit Value at beginning of year	2.667	2.541	2.450	2.355	2.263	2.177	2.084	2.029	1.995	1.949

Unit Value at end of year	2.739	2.667	2.541	2.450	2.355	2.263	2.177	2.084	2.029	1.995

SIGNIFICANT RATIOS AND ADDITIONAL DATA
Net increase in unit value	.07	.13	.09	.10	.09	.09	.09	.06	.03	.05
Ratio of operating expenses to average net assets	1.57%	1.57%	1.57%	1.57%	1.57%	1.57%	1.57%	1.57%	1.57%	1.57%
Ratio of net investment income to average net assets	2.64%	4.84%	3.62%	3.95%	4.02%	3.84%	4.36%	2.72%	1.68%	2.33%
Number of units outstanding at end of year (thousands)	63,336	55,477	70,545	41,570	36,134	38,044	35,721	39,675	34,227	42,115
Contracts issued prior to May 16, 1983	2001	2000**	1999**	1998**	1997**	1996**	1995**	1994**	1993**	1992**

SELECTED PER UNIT DATA
Total investment income	.120	.174	.135	.138	.134	.125	.130	.091	.067	.079
Operating expenses	.037	.037	.034	.033	.032	.030	.030	.028	.027	.027

Net investment income	.083	.137	.101	.105	.102	.095	.100	.063	.040	.052
Unit Value at beginning of year	2.786	2.649	2.548	2.443	2.341	2.246	2.146	2.083	2.043	1.991

Unit Value at end of year	2.869	2.786	2.649	2.548	2.443	2.341	2.246	2.146	2.083	2.043

SIGNIFICANT RATIOS AND ADDITIONAL DATA
Net increase in unit value	.08	.14	.10	.11	.10	.10	.10	.06	.04	.05
Ratio of operating expenses to average net assets	1.33%	1.33%	1.33%	1.33%	1.33%	1.33%	1.33%	1.33%	1.33%	1.33%
Ratio of net investment income to average net assets	2.89%	5.09%	3.87%	4.20%	4.27%	4.10%	4.61%	2.98%	1.93%	2.58%
Number of units outstanding at end of year (thousands)	25	70	80	91	105	112	206	206	218	227

______________

*	On May 1, 1990, TAMIC replaced TIMCO as the investment adviser for Account MM.

**	For this time period, “Number of units outstanding at end of year” may include annuity units.

Condensed Financial Information

THE TRAVELERS TIMED GROWTH AND INCOME STOCK ACCOUNT FOR VARIABLE ANNUITIES
Per Unit Data for an Accumulation Unit outstanding throughout each period (in dollars)

The following information on per unit data and significant ratios and additional data for the three fiscal years ended December 31, 2001 has been audited by KPMG LLP, independent certified public accountants, whose report thereon appears in The Travelers Timed Growth and Income Stock Account (Account TGIS) for Variable Annuities Annual Report as of December 31, 2001, and for the years ended December 31 2001 and 2000. The following information on per unit data and significant ratios and additional data for the seven fiscal years ended December 31, 1998 has been audited by other independent accountants. The information set out below should be read in conjunction with the financial statements and related notes that also appear in Account TGIS's Annual Report, which is incorporated by reference into the Statement of Additional Information.

	2001	2000**	1999**	1998**	1997**	1996**	1995**	1994**	1993**	1992**

SELECTED PER UNIT DATA
Total investment income	.064	.094	.076	.064	.075	.061	.083	.064	.043	.046
Operating expenses	.117	.145	.136	.110	.090	.069	.057	.041	.042	.045

Net investment income (loss)	(.053)	(.051)	(.060)	(.046)	(.015)	(.008)	.026	.023	.001	.001
Unit Value at beginning of year	4.679	5.394	4.468	3.526	2.717	2.263	1.695	1.776	1.689	1.643
Net realized and change in unrealized gains (losses)	.712	(.664)	.986	.988	.824	.462	.542	(.104)	0.086	0.045

Unit Value at end of year	3.914	4.679	5.394	4.468	3,526	2.717	2.263	1.695	1.776	1.689

SIGNIFICANT RATIOS AND ADDITIONAL DATA
Net increase (decrease) in unit value	(.77)	(.72)	.93	.94	.81	.45	.57	(.08)	.09	.05
Ratio of operating expenses to average net assets*	2.82%	2.82%	2.82%	2.82%	2.82%	2.82%	2.82%	2.82%	2.82%	2.82%
Ratio of net investment income (loss) to average net assets*	1.30%	(.98)%	(1.25)%	(1.16)%	(.45)%	(.34)%	1.37%	1.58%	0.08%	0.78%
Number of units outstanding at end of year (thousands)	38,818	27,691	26,010	25,192	60,312	68,111	105,044	29,692	—	217,428
Portfolio turnover rate	59%	59%	51%	81%	63%	81%	79%	19%	70%	119%

______________

*	Annualized.

**	For this time period, “Number of units outstanding at end of year” may include annuity units.

Condensed Financial Information

THE TRAVELERS TIMED SHORT-TERM BOND ACCOUNT FOR VARIABLE ANNUITIES*
Per Unit Data for an Accumulation Unit outstanding throughout each year (in dollars)

The following information on per unit data and significant ratios and additional data for the three fiscal years ended December 31, 2001 has been audited by KPMG LLP, independent certified public accountants, whose report thereon appears in The Travelers Timed Short-Term Bond Account for Variable Annuities (Account TSB) Annual Report as of December 31, 2001, and for the years ended December 31 2001 and 2000. The following information on per unit data and significant ratios and additional data for the seven fiscal years ended December 31, 1998 has been audited by other independent accountants. The information set out below should be read in conjunction with the financial statements and related notes that also appear in Account TSB's Annual Report, which is incorporated by reference into the Statement of Additional Information.

	2001	2000#	1999#	1998#	1997#	1996#	1995#	1994#	1993#	1992#

SELECTED PER UNIT DATA
Total investment income	.065	.096	.076	.078	.077	.057	.074	.055	.041	.054
Operating expenses	.044	.042	.041	.040	.039	.030	.035	.036	.037	.041

Net investment income (loss)	.021	.054	.035	.038	0.38	.027	.039	.019	.004	.013
Unit Value at beginning of year	1.527	1.473	1.437	1.399	1.361	1.333	1.292	1.275	1.271	1.258
Net realized and change in unrealized gains (losses)***	.001	—	.001	.000	.000	.001	.002	(.002)	—	—

Unit Value at end of year	1.549	1.527	1.473	1.437	1.399	1.361	1.333	1.292	1.275	1.271

SIGNIFICANT RATIOS AND ADDITIONAL DATA
Net increase (decrease) in unit value	.02	.05	.04	.04	.04	.03	.04	.02	—	—
Ratio of operating expenses to average net assets****	2.82%	2.82%	2.82%	2.82%	2.82%	2.82%	2.82%	2.82%	2.82%	2.82%
Ratio of net investment income to average net assets*	1.37%	3.61%	2.38%	2.71%	2.77%	2.47%	3.17%	1.45%	.39%	1.12%
Number of units outstanding at end of year (thousands)	23,384	75,112	109,666	137,067	47,262	54,565	—	216,713	353,374	173,359

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     *   Prior to May 1, 1994, the Account was known as The Travelers Timed Money Market Account for Variable Annuities.

     **   Effective May 2, 1994, Account TSB was authorized to invest in securities with a maturity of greater than one year. As a result, net realized and change in unrealized gains (losses) are no longer included in total investment income.

     ***   Annualized.

  #   For this time period, “Number of units outstanding at end of year” may include annuity units.

Condensed Financial Information

THE TRAVELERS TIMED AGGRESSIVE STOCK ACCOUNT FOR VARIABLE ANNUITIES
Per Unit Data for an Accumulation Unit outstanding throughout each year (in dollars)

The following information on per unit data and significant ratios and additional data for the three fiscal years ended December 31, 2001 has been audited by KPMG LLP, independent certified public accountants, whose report thereon appears in The Travelers Timed Aggressive Stock Account for Variable Annuities (Account TAS) Annual Report as of December 31, 2001, and for the years ended December 31 2001 and 2000. The following information on per unit data and significant ratios and additional data for the seven fiscal years ended December 31, 1998 has been audited by other independent accountants. The information set out below should be read in conjunction with the financial statements and related notes that also appear in Account TAS's Annual Report, which is incorporated by reference into the Statement of Additional Information.

	2001	2000**	1999**	1998**	1997**	1996**	1995**	1994**	1993**	1992**

SELECTED PER UNIT DATA
Total investment income	.063	.084	.052	.056	.063	.041	.042	.036	.037	.041
Operating expenses	.134	.135	.110	.098	.085	.069	.057	.049	.048	.043

Net investment income (loss)	(.071)	(.051)	(.058)	(.042)	(.022)	(.028)	(.015)	(.013)	(.011)	(.002)
Unit Value at beginning of year	4.986	4.371	3.907	3.389	2.623	2.253	1.706	1.838	1.624	1.495
Net realized and change in unrealized gains (losses)	(.185)	.666	522.560		.788	.398	.562	(.119)	.225	.131

Unit Value at end of year	4.730	4.986	4.371	3.907	3.389	2.623	2.253	1.706	1.838	1.624

SIGNIFICANT RATIOS AND ADDITIONAL DATA
Net increase (decrease) in unit value	(.26)	.61	.46	.52	.77	.37	.55	(.13)	.21	(.13)
Ratio of operating expenses to average net assets*	2.85%	2.85%	2.85%	2.85%	2.85%	2.84%	2.83%	2.80%	2.82%	2.93%
Ratio of net investment income to (loss) average net assets*	(1.53)%	(1.06)%	(1.49)%	(1.21)%	(.76)%	(1.13)%	(.74)%	(.72)%	(.80)%	(.12)%
Number of units outstanding at end of year (thousands)	19,061	13,923	15,180	16,452	25,865	30,167	45,575	25,109	43,059	20,225
Portfolio turnover rate	49%	106%	85%	113%	92%	98%	113%	142%	71%	269%

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*	Annualized.

**	For this time period, “Number of units outstanding at end of year” may include annuity units.

APPENDIX B

THE FIXED ACCOUNT

The Fixed Account is secured by part of the general assets of the Company. The general assets of the Company include all assets of the Company other than those held in the Separate Account or any other separate account sponsored by the Company or its affiliates. In the Contract, we refer to this account as the “flexible annuity account.”

The staff of the SEC does not generally review the disclosure in the prospectus relating to the Fixed Account. Disclosure regarding the Fixed Account and the general account may, however, be subject to certain provisions of the federal securities laws relating to the accuracy and completeness of statements made in the prospectus.

Under the Fixed Account, the Company assumes the risk of investment gain or loss, guarantees a specified interest rate, and guarantees a specified periodic annuity payment. The investment gain or loss of the Separate Account or any of the funding options does not affect the Fixed Account portion of the contract owner’s cash value, or the dollar amount of fixed annuity payments made under any payout option.

We guarantee that, at any time, the Fixed Account cash value will not be less than the amount of the purchase payments allocated to the Fixed Account, plus interest credited as described above, less any applicable premium taxes or prior surrenders. If the contract owner effects a surrender, the amount available from the Fixed Account will be reduced by any applicable withdrawal charge as described under “Charges and Deductions” in this prospectus.

Purchase payments allocated to the Fixed Account and any transfers made to the Fixed Account become part of the Company’s general account, which supports insurance and annuity obligations. The general account and any interest therein, is not registered under, or subject to the provisions of the Securities Act of 1933 or Investment Company Act of 1940. We will invest the assets of the Fixed Account at our discretion. Investment income from such Fixed Account assets will be allocated to us and to the Contracts participating in the Fixed Account.

Investment income from the Fixed Account allocated to us includes compensation for mortality and expense risks borne by us in connection with Fixed Account Contracts. The amount of such investment income allocated to the Contracts will vary from year to year in our sole discretion at such rate or rates as the Company prospectively declares from time to time.

We guarantee the initial interest rate for any allocations into the Fixed Account for one year from the date of allocation. We guarantee subsequent renewal rates for the calendar quarter. We also guarantee that for the life of the contract, we will credit interest at a rate not less than the minimum interest rate allowed by state law. We reserve the right to change the rate subject to applicable state law. We will determine any interest we credit to amounts allocated to the Fixed Account in excess of the minimum guaranteed rate in our sole discretion. You assume the risk that interest credited to the Fixed Account may not exceed the minimum guaranteed rate for any given year. We have no specific formula for determining the interest rate. Some factors we may consider are regulatory and tax requirements, general economic trends and competitive factors.

Where permitted by state law, we reserve the right to restrict Purchase Payments into the Fixed Account whenever the credited interest rate on the Fixed Account is equal to the minimum guaranteed interest rate specified under the Contract.

Transfers

Under nonqualified contracts, you may make transfers from the Fixed Account to any other available funding option(s) twice a year during the 30 days following the semiannual anniversary of the contract date. The transfers are limited to an amount of up to 10% of the Fixed Account value on the semiannual contract date anniversary. (This restriction does not apply to transfers from the Dollar Cost Averaging Program or to transfers under qualified contracts.) We reserve the right to waive this restriction.

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Automated transfers from the Fixed Account to any of the funding options may begin at any time. Automated transfers from the Fixed Account may not deplete your Fixed Account value in a period of less than twelve months from your enrollment in the Dollar Cost Averaging program.

Where permitted by state law, we reserve the right to restrict transfers from the variable funding options to the Fixed Account whenever the credited interest rate on the Fixed Account is equal to the minimum guaranteed interest rate specified under the Contract.

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APPENDIX C

CONTENTS OF STATEMENT OF ADDITIONAL INFORMATION

The Statement of Additional Information contains more specific information and financial statements relating to The Travelers Insurance Company. A list of the contents of the Statement of Additional Information is set forth below:

Description of The Travelers Insurance Company and The Separate Accounts
The Insurance Company
The Separate Accounts
Investment Objectives, Policies and Risks
Description of Certain Types of Investments and Investment Techniques Available to the Separate Accounts
Investment Restrictions
The Travelers Growth and Income Stock Account For Variable Annuities
The Travelers Timed Growth and Income Stock Account for Variable Annuities
The Travelers Timed Aggressive Stock Account for Variable Annuities
The Travelers Quality Bond Account for Variable Annuities
The Travelers Money Market Account for Variable Annuities
The Travelers Timed Short-Term Bond Account for Variable Annuities
Investment Management and Advisory Services
Advisory Fees
TIMCO
TAMIC
Code of Ethics
Valuation of Assets
Net Investment Factor
Federal Tax Considerations
Performance Information
The Board of Managers
Administrative Services
Distribution and Principal Underwriting Agreement
Securities Custodian
Independent Accountants
Financial Statements

Copies of the Statement of Additional Information dated May 1, 2002 (Form No. L-11165S) are available without charge. To request a copy, please clip this coupon on the dotted line, enter your name and address in the spaces provided below, and mail to: The Travelers Insurance Company, Annuity Services, One Tower Square, Hartford, Connecticut 06183-5030.

Name:

Address:

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L-11165	November, 2002